Exhibit 10.(w)

SAUL HOLDINGS LIMITED PARTNERSHIP
CONTRIBUTION AGREEMENT
TWINBROOK QUARTER
Dated: November 5, 2019

Exhibit 10.(w)

Exhibit 10.(w)

EXHIBITS
Exhibit A    Legal Description of Owned Property
Exhibit A-1    Legal Description of Leased Property

Exhibit 5.1(b)	Permitted Exceptions, Contracts and Leases as of the Effective Date
Exhibit 5.1(m)    Binding Undertakings
Exhibit 10.1(a)    Form of Escrow Agreement
Exhibit 10.1(c)    Form of Deed
Exhibit 10.1(d)    Form of FIRPTA Certificate
Exhibit 10.1(e)    Form of Partnership Agreement Amendment
Exhibit 10.1(f)    Form of Owner’s Certificate re: Representations and Warranties
Exhibit 10.1(g)    Form of Blanket Conveyance, Bill of Sale and Assignment
Exhibit 10.1(h)    Form of Assignment of Ground Lease
Exhibit 10.1(i)    Form of Assignment of Space Leases
Exhibit 10.2    Form of Partnership’s Certificate re: Representations and
Warranties

Exhibit 10.(w)

CONTRIBUTION AGREEMENT
PREAMBLE:
THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made as of the 5th day of November, 2019 (the “Effective Date”), by and between SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership (the “Partnership”), and 1592 ROCKVILLE PIKE LLC, a Delaware limited liability company, which has qualified to do business in Maryland (“Owner”), as contributor of all of the fee simple interest of the Owned Property (hereinafter defined) and all of the leasehold estate in the Leased Property (hereinafter defined).
RECITALS:
A.Owner is the owner of the property (hereafter the “Owned Property”), as more particularly described in Exhibit A attached hereto, and the lessee of the property (hereafter the “Leased Property” and, together with the Owned Property, the “Property”), as more particularly described in Exhibit A-1 attached hereto, which term Property shall include all rights and appurtenances owned by Owner pertaining to such land, including, without limitation, all rights, titles and interests of Owner in and to: (i) all minerals, oil, gas, and other hydrocarbon substances thereon; (ii) all adjacent strips, streets, roads, avenues, alleys and rights-of-way, public or private, open or proposed, including any rights in vault space adjacent to or within the boundaries of such land; (iii) all easements, covenants, privileges, and hereditaments, whether or not of record; (iv) all access, air, water, riparian, development, utility, and solar rights; (v) all site plans, surveys and plans and relating to the Property; (vi) all bonds relating to the Property; (vii)  all permits, licenses and other governmental approvals which relate to the Property; (viii) all improvements located on the Property; (ix) all other tangible personal property located in or on the Property; (x) all contracts relating to the Property or aforesaid personal property, (xi) any tradename relating to the Property; and (xii) all space leases, rental agreements, licenses, license agreements and other occupancy agreements with tenants occupying all or any portion of the Property.
B.The Partnership desires to acquire, and Owner desires to contribute, the Property, upon and subject to the terms and conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
For purposes of this Agreement, unless the context otherwise requires, the following terms shall have the meanings hereinafter set forth (such meanings to be applicable to the singular and plural forms of such terms and the masculine and feminine forms of such terms):

Exhibit 10.(w)

Section 1.1    “Act” shall have the meaning set forth in Section 5.2(b) of this Agreement.
Section 1.2     “Agreement” shall have the meaning set forth in the preamble of this Agreement.
Section 1.3    “Aggregate Exchange Value” shall have the meaning set forth in Section 2.2 of this Agreement.
Section 1.4    “Binding Undertaking” shall mean any written or verbal commitment to any Governmental Authority, utility company, school board, church or other religious body, or any property owners’ association, or to any other organization, group, or individual, relating to the Property which would impose upon the owner of the Property from time to time an obligation to make any contribution or dedications of money or land or to construct, install, or maintain any improvements of a public or private nature on or off the Property.
Section 1.5    “Business Day” shall mean any day excluding Saturday, Sunday and any day which in the State of Maryland is a legal holiday or a day on which banking institutions are authorized by law or by other governmental actions to close.
Section 1.6    “Closing” shall have the meaning set forth in Section 9.1 of this Agreement.
Section 1.7    “Closing Date” shall mean November 5, 2019.
Section 1.8    “Company” shall mean Saul Centers, Inc., the general partner of the Partnership.
Section 1.9    “Contracts” shall have the meaning set forth in Section 5.1(b) of this Agreement.
Section 1.10    “Contribution Transaction” shall have the meaning set forth in Section 9.1 of this Agreement.
Section 1.11    “Current Proceeding” shall mean Samuel Shipkovitz vs Mayor and Council of the City of Rockville, Circuit Court for Montgomery County, Maryland, Case No. 467025-V.
Section 1.12    “Effective Date” shall have the meaning set forth in the preamble of this Agreement.
Section 1.13    “Entitlement Reimbursement” shall mean all costs, other than costs related to any Proceedings which shall be allocated pursuant to Section 11.2 hereof, that Owner shall have incurred during the period commencing on May 1, 2019, and expiring on the First Escrow Release Date relating to the site plan entitlements, permits and related costs (including engineers’, architects’ and other consultants’ fees) with respect to the Property, as reasonably determined by Owner subject to reasonable verification by the Partnership.
Section 1.14    “Environmental Law” shall mean any present and future law and any amendments (whether common law, statute, rule, order, regulation or otherwise), permits and other requirements or guidelines of governmental authorities applicable to the Property and relating to the environment and environmental conditions or to any Hazardous Material (including, without limitation, CERCLA, 42 U.S.C. § 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. §  1801 et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Clean Air Act,

Exhibit 10.(w)

33  U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., the Emergency Planning and Community Right-To-Know Act, 42 U.S.C. § 1101 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., and any so-called “Super Fund” or “Super Lien” law, any law requiring the filing of reports and notices relating to Hazardous Materials, environmental laws administered by the Environmental Protection Agency, and any similar state and local laws, all amendments thereto and all regulations, orders, decisions, and decrees now or hereafter promulgated thereunder concerning the environment, industrial hygiene or public health or safety).
Section 1.15    “Environmental Reports” shall mean, collectively, that certain Phase I Environmental Site Assessment of Twinbrook Metroplace Shopping Center, 1592 Rockville Pike, Rockville, Maryland 20852 dated January 15, 2014, prepared by EMG, and that certain Phase I Environmental Site Assessment of 1616 Rockville Pike, Rockville, Maryland 20852 dated March 1, 2017, prepared by EMG.
Section 1.16    “Escrow Agreement” shall have the meaning set forth in Section 10.1(a) of this Agreement.
Section 1.17    “First Escrow Release” shall have the meaning set forth in Section 9.2 of this Agreement.
Section 1.18    “First Escrow Release Date” shall mean the later of (a) October 18, 2021, or (b) ten (10) days following the date on which there is a final, non-appealable resolution, in a manner favorable to Owner, of all Proceedings pending as of such date; provided, however, that if the date contemplated by clause (b) occurs prior to October 8, 2021, then, following the date on which there is a final, non-appealable resolution, in a manner favorable to Owner, of all Proceedings pending as of such date, Owner and the Partnership shall have the right, acting together, to designate the First Escrow Release Date, it being understood that the parties shall not designate a date that is later than October 18, 2021 for such purpose.
Section 1.19     “Governmental Authorities” shall mean any commission, department or body of any municipality, township, city, county, state or Federal governmental unit having jurisdiction over any of the Property or the ownership, management, operation, use or improvement thereof.
Section 1.20    “Hazardous Conditions” refers to the presence on, in or about any of the Property (including ground water) of Hazardous Materials, the concentration, condition, quantity, location or other characteristics of which fail to comply with applicable Environmental Laws.
Section 1.21    “Hazardous Materials” shall mean (a) any asbestos and any asbestos containing material, (b) any substance that is then defined or listed in, or otherwise classified pursuant to, any Environmental Law or any other applicable law as a “hazardous substance,” “hazardous material,” “hazardous waste,” “infectious waste,” “toxic substance,” “toxic pollutant” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or Toxicity Characteristic Leaching Procedure (TCLP) toxicity, (c) any petroleum and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources, and (d) any petroleum product, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive material (including any source, special nuclear, or by-

Exhibit 10.(w)

product material), medical waste, chlorofluorocarbon, lead or lead-based product, and any other substance whose presence could be detrimental to the Property or hazardous to health or the environment.
Section 1.22    “Knowledge Party” shall have the meaning set forth in Section 5.3 of this Agreement.
Section 1.23    “Lease” shall mean any space lease, rental agreement, license, license agreement or other occupancy agreement covering all or any portion of the Property.
Section 1.24    “Leased Property” shall have the meaning set forth in the recitals to this Agreement.
Section 1.25    “Lock Up Period” shall have the meaning set forth in Section 5.2(c) of this Agreement.
Section 1.26    “Net Carrying Cost Reimbursement” shall mean the positive difference between (a) all costs that Owner shall have incurred with respect to the period commencing on the day following Closing, and expiring on the First Escrow Release Date relating to payments under the ground lease affecting the Leased Property and/or real estate taxes relating to the Property minus (b) the net revenues received by Owner from the Property with respect to the period commencing on the day following Closing, and expiring on the First Escrow Release Date, in both cases as reasonably determined by Owner subject to reasonable verification by the Partnership.
Section 1.27    “Owned Property” shall have the meaning set forth in the recitals to this Agreement.
Section 1.28    “Owner” shall have the meaning set forth in the preamble of this Agreement.
Section 1.29    “Owner Closing Documents” shall have the meaning set forth in Section 5.1(a) of this Agreement.
Section 1.30    “Partnership” shall have the meaning set forth in the preamble of this Agreement.
Section 1.31    “Partnership Agreement” shall mean the First Amended and Restated Agreement of Limited Partnership of the Partnership, as amended.
Section 1.32    “Partnership Agreement Amendment” shall have the meaning set forth in Section 10.1(e) of this Agreement.
Section 1.33    “Partnership Closing Documents” shall have the meaning set forth in Section 7.1(a) of this Agreement.
Section 1.34    “Permitted Exceptions” shall have the meaning set forth in Section 4.2 of this Agreement.
Section 1.35    “Proceedings” shall mean any and all petitions and appeals of the existing project plan relating to the Twinbrook Project, or the future site plan relating to the Property, by Samuel Shipkovitz, the individual who commenced the Current Proceeding. For the avoidance of doubt, such term does not include (a) any petitions, appeals or other proceedings by Samuel Shipkovitz relating to matters other than the project plan relating to the Twinbrook Project and/or the site plan relating to the Property or (b) any petitions or appeals of the project plan relating to

Exhibit 10.(w)

the Twinbrook Project and/or the site plan relating to the Property by any person or entity other than Samuel Shipkovitz.
Section 1.36     “Prorations” shall have the meaning set forth in Section 11.1 of this Agreement.
Section 1.37    “Property” shall have the meaning set forth in the recitals to this Agreement.
Section 1.38    “Second Escrow Release” shall have the meaning set forth in Section 9.3 of this Agreement.
Section 1.39    “Second Escrow Release Date” shall mean the later of (a) October 18, 2021, or (b) ten (10) days following the date on which there is a final, non-appealable resolution, in a manner favorable to Owner, of all Proceedings pending as of such date.
Section 1.40     “Shares” shall have the meaning set forth in Section 2.2 of this Agreement.
Section 1.41    “Third Escrow Release” shall have the meaning set forth in Section 9.4 of this Agreement.
Section 1.42    “Third Escrow Release Date” shall mean the second (2nd) anniversary of the Second Escrow Release Date.
Section 1.43     “Title Company” shall have the meaning set forth in Section 9.1 of this Agreement.
Section 1.44    “to Owner’s Knowledge” shall have the meaning set forth in Section 5.3 of this Agreement.
Section 1.45    “Transfer” shall have the meaning set forth in Section 5.2(b) of this Agreement.
Section 1.46    “Twinbrook Project” shall mean the proposed development of 18.4 acres of land located at the Twinbrook Metro Station in Rockville, Maryland, comprising the Property and 10.3 acres immediately north and adjacent to the Property in which a fee simple interest is owned by the Partnership.
Section 1.47    “Units” shall have the meaning set forth in Section 2.2 of this Agreement.
Section 1.48    “Wegman’s” shall mean Wegman’s Food Markets, Inc., a New York corporation, and its successors and assigns under the Wegman’s Lease.
Section 1.49    “Wegman’s Lease” shall mean that certain Agreement of Lease dated April 19, 2018, between Owner, as landlord, and Wegman’s, as tenant, with respect to a portion of the Property, as amended by that certain First Amendment to Lease dated April 19, 2018, and as the same may be further amended from time to time in a manner that does not result in a breach of or default under this Agreement.
ARTICLE 2
EXCHANGE VALUE
Section 2.1    Exchange Value. On the terms and subject to the conditions of this Agreement, Owner shall contribute, transfer, convey, assign, and deliver to the Partnership, and the

Exhibit 10.(w)

Partnership shall purchase and accept from Owner all the right, title, and interest of Owner in and to the Property for the Aggregate Exchange Value.
Section 2.2    Aggregate Exchange Value. Subject to the terms and conditions set forth herein (including, without limitation, the terms of Section 14.2(a)), Owner shall receive the Aggregate Exchange Value in “Partnership Units” (as defined in the Partnership Agreement) in the Partnership (“Units”). The “Aggregate Exchange Value” shall mean an amount equal to Seventy-Nine Million Three Hundred Thousand and NO/100 Dollars ($79,300,000.00). The number of Units to be issued to Owner on account of the Aggregate Exchange Value will be determined by the Partnership, in coordination with Owner, at the Closing, and will be based on the greater of (a) Fifty-Six and NO/100 Dollars ($56.00) and (b) the volume-weighted average of the closing sales prices of the Shares (as defined below) as reported on the New York Stock Exchange only for the twenty (20) trading days ending one (1) trading day immediately prior to the Closing. “Shares” means the common stock, par value $.01 per share, of the Company. The parties intend, to the extent permitted by law, that the issuance of Units to Owner in the Aggregate Exchange Value in exchange for the Property shall be treated as a contribution of property in accordance with the Internal Revenue Code Section 721.
Section 2.3    Subject to the Partnership Agreement. The Units issued pursuant to this Agreement shall be subject in all respects to the terms and provisions of the Partnership Agreement, a copy of which has been previously delivered to and accepted by Owner. Owner hereby acknowledges its acceptance of and agreement to be bound by all of the terms and conditions of the Partnership Agreement, including the Partnership Agreement Amendments executed in connection with the issuance of Units hereunder. Owner further acknowledges that its ability to exercise its Rights (as defined in the Partnership Agreement) and other rights and benefits appurtenant to Units under the Partnership Agreement in respect of Units issued hereunder shall be governed by the Partnership Agreement. The provisions of this Section 2.3 shall survive the Closing.
ARTICLE 3
NO STUDY PERIOD
Section 3.1    No Study Period. The Partnership acknowledges that, prior to the Effective Date, it had a fair and full opportunity to investigate the Property and all matters relating thereto.
ARTICLE 4
TITLE
Section 4.1    State of Title. At the Closing and the First Escrow Release, Owner shall own, beneficially and of record, (a) good, marketable and indefeasible fee simple title to the Owned Property, subject only to the Permitted Exceptions (as herein defined), and (b) leasehold title to the Leased Property, subject only to the Permitted Exceptions.
Section 4.2    Permitted Exceptions. The term “Permitted Exceptions” shall mean, and the Partnership shall be deemed to have approved, all matters affecting title that would have been disclosed by a commitment for an owner’s policy of title insurance covering the Property and/or a plat of survey of the Property, each with an effective date of the Effective Date (including the ground lease that created the leasehold estate in the Leased Property, the Wegman’s Lease, the other space

Exhibit 10.(w)

leases that exist as of the Effective Date and other space leases that are subsequently entered into without causing a breach of Section 6.1(d)); provided, that (a) in no event shall any lien or encumbrance of a monetary nature existing as of the Effective Date or thereafter created by, through or under Owner be considered a Permitted Exception, and (b) any title exceptions affecting the Property of any kind created by, through or under the Partnership, or consented to by the Partnership in writing, shall be deemed Permitted Exceptions hereunder for all purposes, regardless of whether the creation or continued existence of any such title exceptions constitutes a default by the Partnership under this Agreement.
Section 4.3    Owner’s Election. If (a) a defect in title or an intervening lien first materializes during the period commencing on the Effective Date and expiring at Closing, (b) a lien or encumbrance of a monetary nature is created by, through or under Owner during the period commencing on the day after Closing and expiring at the First Escrow Release or (c) a defect in title or another intervening lien first materializes during the period commencing on the day after Closing and expiring at the First Escrow Release and was caused by Owner, then the Partnership may require Owner to remove, correct and cure any such defects in title that the Partnership determines, in its reasonable discretion, are unacceptable. For the avoidance of doubt, the Partnership shall notify Owner within ten (10) Business Days after the Partnership discovers such defect in title and, subject to the foregoing limitations and provisions, within thirty (30) days of receiving such notice, but not later than the First Escrow Release as such First Escrow Release may be extended to allow for a full thirty (30) day period to cure the defects, Owner shall (i) as to any such exception or other matter of a non-monetary nature, use reasonable efforts to remove, correct and cure such defects or such other matters, or (ii) as to any such defect or other matter of a monetary nature, cause such lien (other than liens which are required to be released at the First Escrow Release) or encumbrance or other matter to be discharged and released on or before the First Escrow Release, in each case to the reasonable satisfaction of the Partnership.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES
Section 5.1    Owner’s Representations. Owner represents and warrants to the Partnership that the representations and warranties set forth below are true and correct on and as of the Effective Date, and shall be true and correct in all material respects on and as of the date of the Closing:
(a)    Due Execution; Authority. (i) Owner is duly formed, validly existing and in good standing as a limited liability company under the laws of the State of Delaware; (ii) this Agreement is, and all the documents to be delivered by Owner pursuant to this Agreement (the “Owner Closing Documents”) will be, when executed by Owner, binding on and enforceable against Owner in accordance with their respective terms; (iii) this Agreement, the Owner Closing Documents and the transactions contemplated hereby and thereby have been, or will have been prior to the Closing, approved by all necessary action of Owner; and (iv) the execution and delivery of the Owner Closing Documents do not and will not constitute a breach or default under any agreement by which Owner is bound, or by which any of Owner’s property is encumbered.
(b)    Contracts. There are no contracts entered into by Owner or its agents relating to the ownership, management, leasing, parking, operation, maintenance or repair of the Property that are not cancelable without penalty by Owner upon notice of thirty (30) days or less, other than

Exhibit 10.(w)

development contracts relating to the Property. (Any contracts affecting the Property, including contracts to which Owner is a party relating to the development of the existing project plan relating to the Twinbrook Project and the future site plan relating to the Property, together with all contracts entered into after the date hereof pursuant to Section 6.1, are hereinafter collectively referred to as the “Contracts”). To Owner’s Knowledge, Owner has performed all obligations required to be performed by the Contracts and is not in default under any of the Contracts. To Owner’s Knowledge, each of the Contracts is in full force and effect and constitutes the legal, valid and binding obligation of the respective parties thereto, enforceable in accordance with its terms, and has not been modified, amended or extended. To Owner’s Knowledge, there are no contracts for the sale, exchange or transfer of the Property or any portion thereof, or contracts or other material obligations currently in effect, other than the Permitted Exceptions, creating or imposing any burdens, obligations or restrictions on the use or operation of the Property and the businesses conducted thereon. Except for the Permitted Exceptions, the Contracts, and the Leases, there are no contracts, agreements, liabilities, claims or obligations of any kind or nature relating to the Property to which the Property or the Partnership will be bound following the Closing. Exhibit 5.1(b) attached hereto sets forth a true and correct description of all Permitted Exceptions existing as of the Effective Date, and a true and correct list of the Contracts and Leases in effect as of the Effective Date.
(c)    Condemnation. To Owner’s Knowledge, there are no pending or contemplated condemnation proceedings affecting all or any part of the Property.
(d)    Zoning/Violations. The Property is currently zoned with a classification of Mixed-Use Transit District Zone. To Owner’s Knowledge, there is not now pending nor is there any proposed or threatened proceeding for the further rezoning of the Property or any portion thereof. To Owner’s Knowledge, Owner has not received any written notice from any Governmental Authority that any zoning, subdivision, environmental, hazardous waste, building code, health, fire, safety or other law, order, ordinance or regulation is violated by the continued maintenance, operation or use of the Property.
(e)    Permitted Exceptions. To Owner’s Knowledge, Owner has performed all obligations under and is not in default in complying with the terms and provisions of any of the covenants, conditions, restrictions, rights-of-way and easements constituting one or more of the Permitted Exceptions for the Property.
(f)    Litigation. No dispute, proceeding, suit or litigation relating to the Property or any part thereof is pending or, to Owner’s Knowledge, threatened in any tribunal, other than the Current Proceeding.
(g)    FIRPTA. Owner is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
(h)    Indebtedness. There is no indebtedness which is secured by the Property. For the avoidance of doubt, as the remainder interest in the Leased Property does not constitute part of the Property, indebtedness secured by the remainder interest in the Leased Property shall not, in and of itself, cause the foregoing representation to be untrue or be required to be released pursuant to Section 8.5(a).
(i)    Material Change. To Owner’s Knowledge, Owner has not received written notice from any Governmental Authority of any pending or contemplated change in any regulation,

Exhibit 10.(w)

code, ordinance or law, or private restriction applicable to the Property, or any natural or artificial condition upon or affecting the Property, or any part thereof, which would result in any material change in the condition of the Property or any part thereof, or would in any way limit or impede the operation or development of the Property.
(j)    Tax Matters. Owner has relied solely on its own legal, tax and accounting advisors for advice on any and all federal, state and local tax matters relating to this Agreement and the transactions contemplated herein and have not relied on any advice or representations of the Partnership, or its counsel with respect to any federal, state and local tax matters relating to this Agreement or the transactions contemplated herein.
(k)     Bankruptcy. Owner has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by Owner’s creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of Owner’s assets, (iv) suffered the attachment, or other judicial seizure of all, or substantially all, of Owner’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or compromise to its creditors generally.
(l)     Environmental Laws. To Owner’s Knowledge and except as disclosed in the Environmental Reports, (i) Owner is in compliance with all orders, directives, permits, certificates, approvals, licenses, and other authorizations from applicable Governmental Authorities, if any, relating to Environmental Laws with respect to the Property; and (ii) the Property is in compliance with all Environmental Laws. During Owner’s ownership of the Property, there have not been and there are not now pending or, to Owner’s Knowledge, threatened: (i) claims, complaints, notices, or requests for information received by Owner with respect to any alleged violation of any Environmental Law with respect to the Property; or (ii) claims, complaints, notices, or requests for information sent to Owner regarding potential or alleged liability under any Environmental Law with respect to the Property. To Owner’s Knowledge and except as disclosed in the Environmental Reports, no conditions exist at, on, or under the Property that, with the passage of time or the giving of notice or both, would constitute a Hazardous Condition or give rise to liability under any Environmental Law.
(m)     No Binding Undertakings. Except as set forth on Exhibit 5.1(m), Owner has not made any Binding Undertakings.
(n) Wegman’s Lease. The Wegman’s Lease is in full force and effect on and as of the date of this Agreement and constitutes the legal, valid and binding obligation of the respective parties thereto, enforceable in accordance with its terms, and has not been modified, amended or extended. As of the Effective Date, Owner has performed its obligations under the Wegman’s Lease in all material respects and is not in default of its obligations thereunder in any material respect nor, to Owner’s Knowledge, is Wegman’s in default of its obligations thereunder in any material respect.
Section 5.2        Investment; Lock Up. Owner further represents and warrants to the Partnership that the representations and warranties set forth below are true and correct on and as of the Effective Date, and shall be true and correct in all material respects on and as of the date of the Closing:
(a)    Owner is acquiring the Units issued hereunder for investment for its own account and not as an agent or nominee for any other person or entity.

Exhibit 10.(w)

(b)    Owner will not, directly or indirectly, offer, transfer, sell, assign or otherwise dispose of such Units (each such action, a “Transfer”) unless (i) such Transfer complies with the provisions of the Partnership Agreement, if applicable, and this Agreement, and (ii) either (A) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), or (B) Owner shall have furnished the Partnership with an opinion of counsel reasonably satisfactory to the Partnership to the effect that no such registration is required because of the availability of an exemption from registration under the Act, and (iii) such Transfer shall be in compliance with any applicable state or foreign securities and “blue sky” laws.
(c)    Owner agrees that for a period equal to two (2) years following the date of issuance of such Units (the “Lock Up Period”), Owner may not in any way or to any extent, exchange, convert or redeem any or all of the Units issued to Owner pursuant to this Agreement into Shares.
(d)    From and after the expiration of the Lock Up Period, Owner may sell any Shares obtained upon exchange, conversion or redemption of Units only in compliance with the applicable resale limitations of Rule 144 under the Securities Act of 1933, as amended.
(e)    Owner has been advised by the Partnership that: (i) neither the offer nor sale of the Units have been registered under the Act or any state or foreign securities and “blue sky” laws; (ii) the Units are characterized as a “restricted security” under the Act inasmuch as they are being acquired from the Partnership in a transaction not involving a public offering; (iii) the Units must be held indefinitely and such Owner must continue to bear the economic risk of the investment in the Units, unless the offer and sale of such Units are subsequently registered under the Act or an exemption from such registration is available and all applicable state or foreign securities and “blue sky” laws are complied with; (iv) it is not anticipated that there will be any public market for the Units in the foreseeable future; (v) Rule 144 promulgated under the Act is not presently available with respect to offers or sales of the securities of the Partnership and the Partnership has not covenanted to make such Rule available nor has it made any covenants with respect to other rules by which offers or sales may be made; (vi) when and if the Units may be disposed of without registration under the Act in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule; and (vii) if the Rule 144 exemption is not available, public offer or sale of the Units without registration will require the availability of another exemption under the Act.
(f)    Owner is (i) an “accredited investor” as defined in the Act and (ii) has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits, risks and consequences of an investment in the Units and is able to bear the economic risk of loss of this investment.
(g)    Owner has been afforded (i) the opportunity to ask such questions as Owner has deemed necessary of, and to receive answers from, representatives of the Partnership concerning an investment in the Units and the merit and risks of investing in the Units and (ii) access to information about the Partnership’s financial condition, business, results of operations and prospects sufficient to enable Owner to evaluate an investment in the Units.
Section 5.3    Knowledge. For purposes of this Agreement, the phrase “to Owner’s Knowledge” or words of similar import, shall mean that the actual knowledge of the President of

Exhibit 10.(w)

Owner (the “Knowledge Party”), after such Knowledge Party’s reasonable review of his own files and consultation with current employees of Owner in positions of responsibility on the subject and such review and consultation did not disclose any information contrary to the accuracy or veracity of any such representation or warranty.
Section 5.4    Supplemental Information. Owner shall provide written notice to the Partnership at any time and from time to time after the Effective Date through the Closing if it acquires any information that any of its representations or warranties made in this Agreement were inaccurate in any material respect as of the Effective Date or will be inaccurate in any material respect as of the Closing.
ARTICLE 6
COVENANTS AND ADDITIONAL OBLIGATIONS OF OWNER
Section 6.1    Covenants of Owner. Owner agrees that from the date of this Agreement to the First Escrow Release, it will:
(a)    Contracts and Business Practice. Not become a party to any new licenses, equipment leases, contracts or agreements (other than service agreements and other contracts that are the subject of subsection (e) below) of any kind relating to the Property, except such contracts or agreements as will expire or be terminated at or prior to the First Escrow Release without cost or expense to the Partnership, without having obtained in each case the prior written consent of the Partnership, which consent shall not be unreasonably withheld or delayed, and any requests for consent shall be responded to within ten (10) Business Days of receipt of request therefor, with the Partnership’s failure to respond to Owner within such time period being deemed the Partnership’s consent to the same for all purposes hereunder.
(b)    Compliance With Laws. Not knowingly take or fail to take any action that will cause the Property to fail to comply with any federal, state, municipal and other governmental laws, ordinances, requirements, rules, regulations, notices, codes and orders, or any agreements, covenants, conditions, easements and restrictions currently in effect relating to the Property.
(c)    Notices. Promptly upon receipt, provide the Partnership with copies of all written notices delivered or received, correspondence received from neighboring property owners, any insurance company which carries insurance on the Property, from any Governmental Authorities or from any other person or entity with respect to the Property or any portion thereof.
(d)    No Sale or Encumbrance. Not sell, mortgage, pledge, lease (nor modify any then-existing Lease; provided, however, that the extension of any Lease on a month-to-month basis shall not constitute a breach of this covenant, nor require the Partnership’s consent, so long as such Lease is terminated prior to the First Escrow Release), hypothecate or otherwise transfer or dispose of all, or any part of the Property or any interest therein, nor, except as contemplated herein, initiate, consent to, approve or otherwise take any action with respect to zoning or any other governmental rules or regulations presently applicable to all or any part of the Property, without having obtained in each case the prior written consent of the Partnership, which consent shall not be unreasonably withheld or delayed, and any requests for consent shall be responded to within ten (10) Business Days of receipt of request therefor, with the Partnership’s failure to respond to Owner within such time period being deemed the Partnership’s consent to the same for all purposes hereunder.

Exhibit 10.(w)

(e)    Contracts. Not modify, extend, amend or renew any Contract, or enter into any new service agreements or other contracts with respect to the Property, without having obtained in each case the prior written consent of the Partnership, which consent shall not be unreasonably withheld or delayed, and any requests for consent shall be responded to within ten (10) Business Days of receipt of request therefor, with the Partnership’s failure to respond to Owner within such time period being deemed the Partnership’s consent to the same for all purposes hereunder; provided, however, that the Partnership’s consent shall not be required if the applicable Contract (as modified, extended, amended or renewed), service agreement or other contract will expire or be terminated at or prior to the First Escrow Release without cost or expense to the Partnership.
(f)    Environmental. Indemnify and hold the Partnership harmless from and against any loss, cost, liability or damage suffered or incurred by the Partnership as a result of Owner’s violation of any Environmental Laws relating to the Property.
(g)    No Binding Undertakings. Not make any Binding Undertakings other than those on Exhibit 5.1(m), without the Partnership’s written consent, which may be withheld in its sole discretion.
(h)    Wegman’s Lease. Without the prior written approval of the Partnership, not enter into any amendment or modification to the Wegman’s Lease.
(i)    Reasonable Cooperation. Continue to cooperate reasonably with the Partnership in furtherance of the existing project plan relating to the Twinbrook Project and the future site plan relating to the Property and the management of the Proceedings, and afford the Partnership with such access to the Property as the Partnership may reasonably request from the Effective Date through the First Escrow Release Date.
ARTICLE 7
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTNERSHIP
Section 7.1    The Partnership’s Representations. The Partnership represents and warrants to Owner that the representations and warranties set forth below, are true and correct as of the Effective Date, and shall be true and correct in all material respects on and as of the date of the Closing, the Second Escrow Release and the Third Escrow Release:
(a)    Due Execution; Authority. (i) the Partnership is duly formed, validly existing and in good standing as a limited partnership under the laws of the State of Maryland; (ii) this Agreement is, and all the documents to be delivered by the Partnership pursuant to this Agreement (the “Partnership Closing Documents”) will be, when executed by the Partnership, binding on and enforceable against the Partnership in accordance with their respective terms; (iii) this Agreement, the Partnership Closing Documents and the transactions contemplated hereby and thereby have been, or will have been prior to the Closing, approved by all necessary action of the Partnership; and (iv) the execution and delivery of the Partnership Closing Documents do not and will not constitute a breach or default under any agreement by which the Partnership is bound or by which any of the Partnership’s property is encumbered.
(b)    Tax Matters. The Partnership has relied solely on its own legal, tax and accounting advisors for advice on any and all federal, state and local tax matters relating to this Agreement and the transactions contemplated herein and have not relied on any advice or

Exhibit 10.(w)

representations of Owner or its counsel with respect to any federal, state and local tax matters relating to this Agreement or the transactions contemplated herein.
(c)    Bankruptcy. The Partnership has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by the Partnership’s creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of the Partnership’s assets, (iv) suffered the attachment, or other judicial seizure of all, or substantially all, of the Partnership’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or compromise to its creditors generally.
(d)    Units. The issuance of the Units has been authorized by all necessary partnership and other action on the part of the Partnership, and the Units, when issued to Owner as described herein, will (i) be validly issued in compliance with the Partnership Agreement in all respects; and (ii) entitle Owner as a limited partner of the Partnership to all of the Rights (as defined in the Partnership Agreement) and other rights and benefits appurtenant to Partnership Units under the Partnership Agreement; provided, however, that the exercise of any Rights shall in each case be subject to the limitations contained in the Partnership Agreement; and provided further that the Company’s obligation to issue Shares upon exercise of any Rights shall be subject to compliance with applicable federal and state securities laws and applicable rules of the New York Stock Exchange. At Owner’s request made at least thirty (30) days prior to the record date for an annual meeting which is prior to the expiration of the Lock Up Period with respect to the Units to be issued at the Second Escrow Release, the Partnership shall at such annual meeting seek shareholder approval of the conversion into Shares of all Units to be issued under this Agreement.
Section 7.2    Supplemental Information. The Partnership shall provide written notice to Owner at any time and from time to time after the Effective Date through the Closing if it acquires any information that any of its representations or warranties made in this Agreement were inaccurate in any material respect as of the Effective Date or will be inaccurate in any material respect as of the Closing.
Section 7.3    Partnership’s Partnership Agreement. The Partnership shall not terminate, modify or amend the Partnership’s Partnership Agreement in any material respect that adversely impacts the value or potential value of the Units to be received by Owner at the Second Escrow Release and/or the Third Escrow Release without the Owner’s prior written consent, which may be withheld in Owner’s sole discretion. Notwithstanding the foregoing, Owner agrees and acknowledges that the Partnership may amend the Partnership Agreement in respect of the issuance by the Partnership of additional Units of any class or series in the course of conducting its business, including in connection with the acquisition of property, and that any such amendment of the Partnership Agreement shall not be considered a breach of this Section 7.3 nor shall any consent of Owner be required for any such amendment.
ARTICLE 8
CONDITIONS PRECEDENT
Section 8.1    The Partnership’s Conditions Precedent - Closing. The Partnership’s obligation to perform the Partnership’s obligations hereunder at Closing shall be subject to the full

Exhibit 10.(w)

and timely satisfaction of the following conditions (all or any of which may be waived, in whole or in part, by the Partnership in writing in its sole discretion) at or prior to the Closing Date:
(a)    Representations and Warranties. The representations and warranties made by Owner in Section 5.1 and Section 5.2 shall be true and correct in all material respects as of the Closing with the same force and effect as though such representations and warranties had been made on and as of such date.
(b)    Covenants; Closing Deliveries. Owner shall have performed all covenants and obligations and complied with all conditions, obligations and agreements required by this Agreement to be performed or complied with by it at or before the Closing, including delivery (into escrow with the Title Company, as applicable) of all of the Owner Closing Documents in accordance with this Agreement.
Section 8.2    Failure of the Partnership’s Conditions - Closing. If any condition described in Section 8.1 is not satisfied at the times required and to the satisfaction of the Partnership, in its sole and absolute discretion, then the Partnership may, at its sole option, (a) extend the Closing Date for one (1) additional period not to exceed ninety (90) days to allow for the satisfaction of such conditions or (b) terminate this Agreement by giving written notice to Owner at any time on or before the Closing. If the Partnership extends the Closing Date for the additional period and such conditions remain unsatisfied at the end of such extended period, then the Partnership shall have the option, in its sole discretion to either (i) terminate this Agreement, or (ii) proceed to the Closing. Upon termination of this Agreement under this Section 8.2, neither party shall have any further rights, obligations or liabilities under this Agreement (other than as set forth in Section 16.3 and except for those that expressly survive termination of this Agreement). The conditions set forth in Section 8.1 are for the Partnership’s sole benefit, and the Partnership may, in its sole discretion, waive (conditionally or absolutely) the fulfillment of any one or more of the conditions, or any part thereof. Owner shall not take or authorize, directly or indirectly, any action that modifies or changes the circumstances upon which the conditions set forth in Section 8.1 were deemed satisfied or waived by the Partnership without the Partnership’s prior written consent, which may be withheld in the Partnership’s sole discretion.
Section 8.3    The Owner’s Conditions Precedent - Closing. Owner’s obligation to perform Owner’s obligations hereunder at Closing shall be subject to the full and timely satisfaction of the following conditions (all or any of which may be waived, in whole or in part, by Owner in writing in its sole discretion) at or prior to the Closing Date:
(a)    Partnership Agreement. The Partnership shall not have terminated, modified or amended the Partnership’s Partnership Agreement in violation of Section 7.3 hereof.
(b)    Representations and Warranties. The representations and warranties made by the Partnership in Section 7.1 of this Agreement shall be true and correct in all material respects as of the Closing with the same force and effect as though such representations and warranties had been made on and as of such date.
(c)    Covenants; Closing Deliveries. The Partnership shall have performed all covenants and obligations and complied with all conditions, obligations and agreements required by this Agreement to be performed or complied with by it at or before the Closing, including delivery

Exhibit 10.(w)

(into escrow with the Title Company, as applicable) of all of the Partnership Closing Documents in accordance with this Agreement.
Section 8.4    Failure of Owner’s Conditions Precedent - Closing. If any condition described in Section 8.3 is not satisfied at the times required and to the satisfaction of Owner, in its sole and absolute discretion, then Owner may, at its sole option, either (i) terminate this Agreement, or (ii) proceed to the Closing. Upon termination of this Agreement under this Section 8.4, neither party shall have any further rights, obligations or liabilities under this Agreement (other than as set forth in Section 16.3 and except for those that expressly survive termination of this Agreement). The conditions set forth in Section 8.3 are for Owner’s sole benefit, and Owner may, in its sole discretion, waive (conditionally or absolutely) the fulfillment of any one or more of the conditions, or any part thereof. The Partnership shall not take or authorize, directly or indirectly, any action that modifies or changes the circumstances upon which the conditions set forth in Section 8.3 were deemed satisfied or waived by Owner without Owner’s prior written consent.
Section 8.5    The Partnership’s Conditions Precedent – First Escrow Release. The Partnership’s obligation to perform the Partnership’s obligations hereunder at the First Escrow Release shall be subject to the full and timely satisfaction of the following conditions (all or any of which may be waived, in whole or in part, by the Partnership in writing in its sole discretion) at or prior to the First Escrow Release Date:
(a)    Title. The Partnership shall have received confirmation from the title insurer that there have been no changes in the state of title to the Property since the Effective Date, except for any changes (i) caused by Owner and consented to by the Partnership or (ii) not caused by Owner, and that the title insurer is committed to issue, at the First Escrow Release Date, an owner’s title policy, as required (reflecting the release of any indebtedness secured by the Property and bringing the title current to the date of the First Escrow Release Date) without exceptions other than the Permitted Exceptions and those exceptions (1) caused by Owner and consented to by the Partnership or (2) not caused by Owner.
(b)    Representations and Warranties. The representations and warranties made by Owner in subsections (a), (e), (j) and (k) of Section 5.1, and in Section 5.2, shall be true and correct in all material respects as of the First Escrow Release Date with the same force and effect as though such representations and warranties had been made on and as of such date. Owner shall have performed all covenants and obligations and complied with all conditions, obligations and agreements required by this Agreement to be performed or complied with by it at or before the First Escrow Release Date.
(c)    Proceedings. There is a final, non-appealable resolution, in a manner favorable to Owner, of all then-pending Proceedings.
(d)    Covenants. Owner shall have materially complied with the covenants in Section 6.1.
Section 8.6    Failure of the Partnership’s Conditions - First Escrow Release. If any condition described in Section 8.5 is not satisfied at the times required and to the satisfaction of the Partnership, in its reasonable discretion, then the Partnership may, at its sole option, (a) extend the First Escrow Release Date for one (1) additional period not to exceed ninety (90) days to allow for the satisfaction of such conditions or (b) terminate this Agreement by giving written notice to Owner

Exhibit 10.(w)

at any time on or before the First Escrow Release Date. If the Partnership extends the First Escrow Release Date for the additional period and such conditions remain unsatisfied at the end of such extended period, then the Partnership shall have the option, in its sole discretion to either (i) terminate this Agreement, or (ii) proceed to the First Escrow Release. Upon termination of this Agreement under this Section 8.2, neither party shall have any further rights, obligations or liabilities under this Agreement (other than as set forth in Section 16.3 and except for those that expressly survive termination of this Agreement). The conditions set forth in Section 8.5 are for the Partnership’s sole benefit, and the Partnership may, in its sole discretion, waive (conditionally or absolutely) the fulfillment of any one or more of the conditions, or any part thereof. Owner shall not take or authorize, directly or indirectly, any action that modifies or changes the circumstances upon which the conditions set forth in Section 8.5 were deemed satisfied or waived by the Partnership without the Partnership’s prior written consent.
Section 8.7    The Owner’s Conditions Precedent - First Escrow Release. Owner’s obligation to perform Owner’s obligations hereunder at the First Escrow Release shall be subject to the full and timely satisfaction of the following conditions (all or any of which may be waived, in whole or in part, by Owner in writing in its sole discretion) at or prior to the First Escrow Release Date:
(a)    Partnership Agreement. The Partnership shall not have terminated, modified or amended the Partnership’s Partnership Agreement in any material respect that adversely impacts the value or potential value of the Units to be received by Owner at the Second Escrow Release and/or the Third Escrow Release without the Owner’s prior written consent, which may be withheld in Owner’s sole discretion.
(b)    Representations and Warranties. The representations and warranties made by the Partnership in Section 7.1 of this Agreement shall be true and correct in all material respects as of the First Escrow Release with the same force and effect as though such representations and warranties had been made on and as of such date.
(c)    Covenants. The Partnership shall have performed all covenants and obligations and complied with all conditions, obligations and agreements required by this Agreement to be performed or complied with by it at or before the First Escrow Release.
Section 8.8    Failure of Owner’s Conditions Precedent - First Escrow Release. If any condition described in Section 8.7 is not satisfied at the times required and to the satisfaction of Owner, in its sole and absolute discretion, then Owner may, at its sole option, either (i) terminate this Agreement, or (ii) proceed to the First Escrow Release. Upon termination of this Agreement under this Section 8.8, neither party shall have any further rights, obligations or liabilities under this Agreement (other than as set forth in Section 16.3 and except for those that expressly survive termination of this Agreement). The conditions set forth in Section 8.7 are for Owner’s sole benefit, and Owner may, in its sole discretion, waive (conditionally or absolutely) the fulfillment of any one or more of the conditions, or any part thereof. The Partnership shall not take or authorize, directly or indirectly, any action that modifies or changes the circumstances upon which the conditions set forth in Section 8.7 were deemed satisfied or waived by Owner without Owner’s prior written consent.

Exhibit 10.(w)

Section 8.9    The Partnership’s Condition Precedent – Second Escrow Release. The Partnership’s obligation to perform the Partnership’s obligations hereunder at the Second Escrow Release shall be subject to the concurrent or prior occurrence of the First Escrow Release.
Section 8.10    Failure of the Partnership’s Condition - Second Escrow Release. If the condition described in Section 8.9 is not satisfied at the time required and to the satisfaction of the Partnership, in its reasonable discretion, then the Partnership may, at its sole option, terminate this Agreement by giving written notice to Owner at any time on or before the Second Escrow Release Date. Upon termination of this Agreement under this Section 8.10, neither party shall have any further rights, obligations or liabilities under this Agreement (other than as set forth in Section 16.3 and except for those that expressly survive termination of this Agreement). The condition set forth in Section 8.9 is for the Partnership’s sole benefit, and the Partnership may, in its sole discretion, waive (conditionally or absolutely) the fulfillment of such condition. Owner shall not take or authorize, directly or indirectly, any action that modifies or changes the circumstances upon which the condition set forth in Section 8.9 was deemed satisfied or waived by the Partnership without the Partnership’s prior written consent.
Section 8.11    The Owner’s Condition Precedent - Second Escrow Release. Owner’s obligation to perform Owner’s obligations hereunder at the Second Escrow Release shall be subject to the concurrent or prior occurrence of the First Escrow Release.
Section 8.12    Failure of Owner’s Condition Precedent - Second Escrow Release. If the condition described in Section 8.11 is not satisfied at the time required and to the satisfaction of Owner, in its reasonable discretion, then Owner may, at its sole option, either (i) terminate this Agreement, or (ii) proceed to the Second Escrow Release. Upon termination of this Agreement under this Section 8.12, neither party shall have any further rights, obligations or liabilities under this Agreement (other than as set forth in Section 16.3 and except for those that expressly survive termination of this Agreement). The condition set forth in Section 8.11 is for Owner’s sole benefit, and Owner may, in its sole discretion, waive (conditionally or absolutely) the fulfillment of such condition, or any part thereof. The Partnership shall not take or authorize, directly or indirectly, any action that modifies or changes the circumstances upon which the condition set forth in Section 8.11 was deemed satisfied or waived by Owner without Owner’s prior written consent.
ARTICLE 9
CLOSING; ESCROW RELEASE
Section 9.1    Closing. Closing into escrow (the “Closing”) of both Owner’s contribution of the Property to the Partnership and the Partnership’s delivery to Owner of the Aggregate Exchange Value, as contemplated by the Agreement (the “Contribution Transaction”), shall be held at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1200 Seventeenth Street, N.W., Washington, D.C. 20036 (unless the parties otherwise agree in writing), on or before the Closing Date, as such date may be extended by the Partnership pursuant to the terms of Section 8.2. If this Agreement is terminated following Closing but prior to the First Escrow Release, then each document deposited into escrow with Commonwealth Land Title Insurance Company (the “Title Company”) shall be released to the party that initially deposited it into such escrow.

Exhibit 10.(w)

Section 9.2    First Escrow Release. Release from escrow of the documents set forth in Section 10.3 and Section 10.4 below (the “First Escrow Release”), shall be held at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1200 Seventeenth Street, N.W., Washington, D.C. 20036 (unless the parties otherwise agree in writing), on or before the First Escrow Release Date, as such date may be extended by the Partnership pursuant to the terms of Section 8.2.
Section 9.3    Second Escrow Release. Release from escrow of the documents set forth in Section 10.5 and Section 10.6 below (the “Second Escrow Release”), shall be held at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1200 Seventeenth Street, N.W., Washington, D.C. 20036 (unless the parties otherwise agree in writing), on or before the Second Escrow Release Date.
Section 9.4    Third Escrow Release. Release from escrow of the documents set forth in Section 10.7 below (the “Third Escrow Release”), shall be held at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1200 Seventeenth Street, N.W., Washington, D.C. 20036 (unless the parties otherwise agree in writing), on or before the Third Escrow Release Date.
ARTICLE 10
CLOSING MATTERS; ESCROW RELEASE MATTERS
Section 10.1    Owner’s Obligations - Closing. At or before the Closing, Owner shall:
(a)    Escrow Agreement. Execute and deliver, and cause the Title Company to execute and deliver, an escrow agreement substantially in the form attached hereto as Exhibit 10.1(a) (the “Escrow Agreement”).
(b)    Affidavits; Indemnity Agreements. Execute and deliver to the Title Company such affidavits and indemnity agreements as may be reasonably required by the Title Company for issuance of the required title policy and the endorsements thereto for the Property.
(c)    Deed. Execute and deliver to the Title Company a Deed substantially in the form attached hereto as Exhibit 10.1(c).
(d)    FIRPTA Certificate. Cause B. F. Saul Real Estate Investment Trust, as the sole member of Owner, to execute and deliver to the Title Company a FIRPTA Certificate substantially in the form attached hereto as Exhibit 10.1(d).
(e)    Partnership Agreement Amendments. Execute and deliver to the Title Company two (2) amendments to the Partnership Agreement, each substantially in the form attached hereto as Exhibit 10.1(e) (each, a “Partnership Agreement Amendment”).
(f)    Owner’s Certificate. Execute and deliver to the Title Company an Owner’s certificate substantially in the form attached hereto as Exhibit 10.1(f).
(g)    Bill of Sale. Execute and deliver to the Title Company a bill of sale substantially in the form attached hereto as Exhibit 10.1(g) (the “Bill of Sale”).
(h)    Assignment of Ground Lease. Execute and deliver to the Title Company an Assignment of Ground Lease substantially in the form attached hereto as Exhibit 10.1(h) (the “Assignment of Ground Lease”).

Exhibit 10.(w)

(i)    Assignment of Space Leases. Execute and deliver to the Title Company an Assignment of Space Leases substantially in the form attached hereto as Exhibit 10.1(i) (the “Assignment of Space Leases”).
(j)    Further Assurances. Execute (as applicable) and deliver (or cause to be delivered) to the Title Company the Owner Closing Documents and shall deliver (or cause to be delivered) such other consideration, documents, affidavits and certificates as may be required by this Agreement.
Section 10.2    The Partnership’s Obligations - Closing. At the Closing, the Partnership shall:
(a)    Escrow Agreement. Execute and deliver, and cause the Title Company to execute and deliver, the Escrow Agreement.
(b)    Partnership Documents. Cause its general partner and the other limited partners to execute and deliver to the Title Company two (2) Partnership Agreement Amendments, execute (as applicable) and deliver (or cause to be delivered) to the Title Company the other Partnership Closing Documents, including two (2) executed certificates, each representing a number of Units equal to fifty percent (50%) of the Aggregate Exchange Value, and execute and deliver to the Title Company the Partnership’s certificate substantially in the form attached hereto as Exhibit 10.2.
(c)    Bill of Sale. Execute and deliver to the Title Company the Bill of Sale.
(d)    Assignment of Ground Lease. Execute and deliver to the Title Company the Assignment of Ground Lease.
(e)    Assignment of Space Leases. Execute and deliver to the Title Company the Assignment of Space Leases.
(f)    Further Assurances. Execute (as applicable) and deliver (or cause to be delivered) to the Title Company such other documents, affidavits and certificates as may be required by this Agreement.
Section 10.3    Owner’s Obligations – First Escrow Release.
(a)    Release of Documents. At the First Escrow Release, Owner shall authorize and direct the Title Company to release from escrow the documents described in Section 10.1 (other than the Escrow Agreement (which was never placed in escrow) and the Partnership Agreement Amendments (which remain in escrow until the Second Escrow Release and the Third Escrow Release as provided herein)); provided, however, that prior to such release Owner shall have the right to modify such documents as is reasonably necessary to account for events and/or changes in conditions that have occurred subsequent to the Effective Date and do not constitute a breach of this Agreement by Owner.
(b)    Possession. Give full possession of the Property to the Partnership, subject only to the Permitted Exceptions and those exceptions (i) caused by Owner and consented to by the Partnership or (ii) not caused by Owner.

Exhibit 10.(w)

Section 10.4    The Partnership’s Obligations – First Escrow Release.
(a)    Reimbursements. At or before the First Escrow Release, the Partnership shall deliver to the Title Company an amount equal to the sum of the Entitlement Reimbursement plus the Net Carrying Cost Reimbursement.
(b)    Release of Documents. At the First Escrow Release, Owner shall authorize and direct the Title Company to release from escrow the Bill of Sale, Assignment of Ground Lease and the Assignment of Space Leases, as the same may have been modified by Owner pursuant to Section 10.3(a), and the funds contemplated by subsection (a) above. For the avoidance of doubt, no Units shall be released to Owner at the First Escrow Release unless the Second Escrow Release is occurring simultaneously.
Section 10.5    Owner’s Obligations – Second Escrow Release. At the Second Escrow Release, Owner shall authorize and direct the Title Company to release from escrow the first Partnership Agreement Amendment, which shall reflect the issuance of the Units issued to Owner at the Second Escrow Release.
Section 10.6    The Partnership’s Obligations – Second Escrow Release. At the Second Escrow Release, the Partnership shall authorize and direct the Title Company to release from escrow the first Partnership Agreement Amendment and such of the other documents remaining in escrow as are necessary to evidence the issuance to Owner of Units in the amount of fifty percent (50%) of the Aggregate Exchange Value, including one of the certificates representing Units that were delivered into escrow at the Closing. For the avoidance of doubt, the Units represented by the certificate released at the Second Escrow Release shall be deemed not to have been issued to Owner until such Second Escrow Release, notwithstanding the delivery of such certificate into escrow at Closing.
Section 10.7    Third Escrow Release. At the Third Escrow Release, the Partnership shall authorize and direct the Title Company to release from escrow all other documents remaining in escrow, including the second Partnership Agreement Amendment and the remaining certificate representing Units, notwithstanding any demand or instruction to the contrary, other than the joint instruction of Owner and the Partnership. For the avoidance of doubt, the Units represented by the certificate released at the Third Escrow Release shall be deemed not to have been issued to Owner until such Third Escrow Release, notwithstanding the delivery of such certificate into escrow at Closing.
ARTICLE 11
PRORATIONS AND ADJUSTMENTS
Section 11.1    Prorations and Adjustments. Except as otherwise expressly set forth herein, all costs and expenses to be prorated and adjusted hereunder (the “Prorations”) with respect to the Property, for the period up to and through the First Escrow Release Date, shall be the responsibility of or belong to Owner. Except as otherwise expressly set forth herein, all Prorations for the period after the First Escrow Release Date shall be the responsibility of or belong to the Partnership.
Section 11.2    Costs and Expenses. Except as otherwise provided in this Agreement, Owner shall be solely responsible for the following: (a) one-half (1/2) of the total costs of state,

Exhibit 10.(w)

county, city, local, municipal and township recording and transfer taxes, and the like, with respect to the conveyance of the Property; (b) the cost of any endorsements obtained by Owner in order to remove any title defects if approved by the Partnership; (c) all costs associated with (i) repaying any indebtedness secured by the Property; and (ii) any gains taxes, income taxes or similar taxes owing by Owner as a result of the transactions contemplated hereby; and (d) 43.9% of all costs incurred relating to the Proceedings, insofar as such Proceedings relate to the project plan for the Twinbrook Project, and 100% of all costs incurred relating to the Proceedings, insofar as they relate to the site plan for the Property. The Partnership shall be solely responsible for the following: (a) one-half (1/2) of the total costs of state, county, city, local, municipal and township recording and transfer taxes, and the like, with respect to the conveyance of the Property; (b) all costs necessary for the Title Company to issue an owner’s title policy for the Property, including, without limitation, all expenses of examination of title, conducting settlement, escrow fees, title insurance commitments, endorsements (except for the cost of any endorsements obtained by Owner in order to remove any title defects if approved by the Partnership) and premiums; (c) the costs of due diligence including, without limitation, all costs of conducting all environmental tests and studies of the Property and all costs of preparation of the Survey; (d) all costs associated with financing of the property by the Partnership; and (e) 56.1% of all costs incurred relating to the Proceedings, insofar as such Proceedings relate to the project plan for the Twinbrook Project. The Partnership and Owner shall each pay their respective legal fees and expenses incurred in connection with the negotiation of this Agreement and all related documents, and in addressing each such party’s tax and securities issues.
ARTICLE 12
DEFAULT; OTHER TERMINATION
Section 12.1    Default by the Partnership.
(a)    Contribution Transaction. If the Closing of the Contribution Transaction fails to occur as a result of a material default by the Partnership with respect to any of the terms of this Agreement, and such material default continues for a period of ten (10) days after Owner notifies the Partnership in writing of such default, Owner’s sole and exclusive remedy for such material default by the Partnership shall be the right to cancel and terminate this Agreement. Unless Owner waives the Partnership’s default in writing within five (5) days after the expiration of the 10-day period specified in the preceding sentence, or such default is cured within such 10-day period, this Agreement shall automatically terminate effective fifteen (15) days after the notice of default is given without the necessity of further notice being given. Upon such termination, each party shall be released from all duties or obligations contained herein, except for those that expressly survive termination as specifically set forth in Articles 11, 13 and 16, it being understood and agreed that, except as set forth in Section 12.1(b), Owner is hereby releasing and/or waiving any right it might have to either specifically enforce this Agreement or to sue for damages with respect to the Contribution Transaction.
(b)    Subsequent Default. If the Closing of the Contribution Transaction occurs, but (i) any of the representations and warranties made by the Partnership in this Agreement are inaccurate or incorrect in any material respect on the date made or deemed made, or (ii) the Partnership fails to perform its material covenants, obligations or agreements under this Agreement on or before the

Exhibit 10.(w)

Third Escrow Release and such failure is not cured on or before the earlier of fifteen (15) days after written notice by Owner to the Partnership or the day on which the applicable covenant, obligation or agreement is required to have been performed under this Agreement, Owner shall have the right, at its sole option, to: (x) terminate this Agreement, whereupon neither party shall have any further right or liability to the other under this Agreement, except for those that expressly survive termination as specifically set forth in Articles 11, 13 and 16; (y) waive the default or failure to perform and proceed with the First Escrow Release, the Second Escrow Release or the Third Escrow Release, as applicable; or (z) pursue any legal or equitable remedies to which Owner may be entitled on account of the foregoing, including, without limitation, injunctive relief or specific performance, against the Partnership in order to enforce the provisions of this Agreement; provided, however, that (i) the right of Owner to terminate this Agreement pursuant to this Section 12.1(b) may only be exercised prior to the First Escrow Release, and (ii) any action for injunctive relief, specific performance or other equitable relief hereunder must be initiated by Owner within sixty (60) days after the Partnership’s default or Owner shall be deemed to have irrevocably waived its right to such equitable remedies. Notwithstanding any other provision of this Agreement, the provisions of Section 12.1(b) shall survive the First Escrow Release Date, the Second Escrow Release Date or the Third Escrow Release Date, as applicable, for a period of one (1) year.
Section 12.2    Default by Owner. If any of the representations and warranties made by Owner in this Agreement are inaccurate or incorrect in any material respect on the date made or deemed made, or if Owner fails to perform its material covenants, obligations or agreements under this Agreement on or before Closing and such failure is not cured on or before the earlier of fifteen (15) days after written notice by the Partnership to Owner or the day on which the applicable covenant, obligation or agreement is required to have been performed under this Agreement, the Partnership shall have the right, at its sole option, to: (a) terminate this Agreement, whereupon neither party shall have any further right or liability to the other under this Agreement, except for those that expressly survive termination as specifically set forth in Articles 11, 13 and 16; (b) waive the default or failure to perform and proceed with the Closing, the First Escrow Release, the Second Escrow Release or the Third Escrow Release, as applicable; or (c) pursue any legal or equitable remedies to which the Partnership may be entitled on account of the foregoing, including, without limitation, injunctive relief or specific performance, against Owner in order to enforce the provisions of this Agreement; provided, however, that (x) the right of the Partnership to terminate this Agreement pursuant to this Section 12.2 may only be exercised prior to the First Escrow Release, and (y) any action for injunctive relief, specific performance or other equitable relief hereunder must be initiated by the Partnership within sixty (60) days after Owner’s default or the Partnership shall be deemed to have irrevocably waived its right to such equitable remedies. Notwithstanding any other provision of this Agreement, the provisions of Section 12.2 shall survive the Closing Deadline, the First Escrow Release Date, the Second Escrow Release Date or the Third Escrow Release Date, as applicable, for a period of one (1) year.
Section 12.3    Other Termination.
(a)    Proceedings. If, prior to the First Escrow Release, there is a final, non-appealable resolution of any Proceedings in a manner favorable to Samuel Shipkovitz, then this Agreement shall automatically terminate, whereupon neither party shall have any further right or liability to the other under this Agreement, except for those that expressly survive termination as specifically set forth in Articles 11, 13 and 16.

Exhibit 10.(w)

(b)    Contribution Transaction. If, prior to the First Escrow Release, Wegman’s terminates the Wegman’s Lease pursuant to Section 1.3(b) thereof because the Proceedings prevent construction commencement by October 18, 2021 (or such later date as may be agreed to by the parties, each acting in its sole and absolute discretion), then this Agreement shall automatically terminate, whereupon neither party shall have any further right or liability to the other under this Agreement, except for those that expressly survive termination as specifically set forth in Articles 11, 13 and 16. For the avoidance of doubt, this Agreement shall not terminate pursuant to this Section 12.3(b) if (a) Wegman’s terminates the Wegman’s Lease pursuant to Section 1.3(b) thereof for any other reason or (b) Wegman’s terminates the Wegman’s Lease pursuant to any other provision of the Wegman’s Lease or pursuant to any right afforded by law or equity.
ARTICLE 13
INDEMNIFICATION
Section 13.1    Owner Indemnification. Owner hereby agrees to indemnify and hold the Partnership harmless from and against: (a) any loss, cost, liability or damage suffered or incurred by the Partnership because any representation or warranty by Owner shall be false or misleading in any material respect on the date made or deemed made; (b) any loss, cost, liability or damage suffered or incurred by the Partnership because of Owner’s failure to timely perform any of its covenants, obligations or agreements under this Agreement; (c) any and all liabilities, claims, demands, losses, suits and judgments of any kind or nature (except those items which under the terms of this Agreement specifically and expressly become obligations of the Partnership), brought by third parties and based on events occurring at or before the Closing and which are in any way related to Owner or its ownership, maintenance, condition or operation of the Property, and all expenses related thereto, including, but not limited to, court costs and reasonable attorneys’ fees; (d) to the extent caused by the negligence or willful misconduct of Owner, any and all liabilities, claims, demands, losses, suits and judgments of any kind or nature (except those items which under the terms of this Agreement specifically and expressly become obligations of the Partnership), brought by third parties and based on events occurring after Closing but at or before the First Escrow Release and which are in any way related to the ownership, maintenance, condition or operation of the Property, and all expenses related thereto, including, but not limited to, court costs and reasonable attorneys’ fees; and (e) all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Partnership in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section 13.1. As to any claim, action or other matter subject to the foregoing indemnity, Owner shall assume the defense thereof with counsel acceptable to the Partnership. Such claim, action or other matter shall not be settled without the reasonable approval of both the Partnership and Owner. Notwithstanding anything set forth herein to the contrary, the obligations set forth in this Section 13.1 shall survive the Third Escrow Release or the termination, for any reason, of this Agreement.
Section 13.2    The Partnership Indemnification. The Partnership hereby agrees to indemnify and hold Owner harmless from and against: (a) any loss, cost, liability or damage suffered or incurred by Owner because any representation or warranty by the Partnership shall be false or misleading in any material respect on the date made or deemed made; (b) any loss, cost, liability or damage suffered or incurred by Owner because of the Partnership’s failure to timely perform any of its covenants, obligations or agreements under this Agreement; (c) except to the extent caused

Exhibit 10.(w)

by the negligence or willful misconduct of Owner, any and all liabilities, claims, demands, losses, suits and judgments of any kind or nature (except those items which under the terms of this Agreement specifically and expressly become obligations of Owner), brought by third parties and based on events occurring after Closing but before the First Escrow Release and which are in any way related to the ownership, maintenance, condition or operation of the Property, and all expenses related thereto, including, but not limited to, court costs and reasonable attorneys’ fees; (d) any and all liabilities, claims, demands, losses, suits and judgments of any kind or nature (except those items which under the terms of this Agreement specifically and expressly become obligations of Owner), brought by third parties and based on events occurring after the First Escrow Release and which are in any way related to the Partnership or its ownership, maintenance, condition or operation of the Property after Closing, and all expenses related thereto, including, but not limited to, court costs and reasonable attorneys’ fees; (e) any loss, cost, liability or damage to person at the Property suffered or incurred by Owner as a result of (i) the Partnership’s entry onto the Property, or any portion thereof, prior to the First Escrow Release, or (ii) the creation of any mechanics’ or materialmen’s liens on or against the Property, or any portion thereof, due to any action or omission by the Partnership or any party acting directly or indirectly by or on behalf of, or at the direction or the control of, the Partnership or any party, directly or indirectly, under contract with the Partnership, the Partnership’s general contractor(s) or any subcontractor(s) or materialmen thereunder; and (f) all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by Owner in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section 13.2. As to any claim, action or other matter subject to the foregoing indemnity, the Partnership shall assume the defense thereof with counsel acceptable to Owner. Such claim, action or other matter shall not be settled without the reasonable approval of both Owner and the Partnership. Notwithstanding anything set forth herein to the contrary, the obligations set forth in this Section 13.2 shall survive the Third Escrow Release or the termination, for any reason, of this Agreement.
ARTICLE 14
CASUALTY, CONDEMNATION OR TAKING
Section 14.1    Casualty. From and after the Effective Date, all risk of loss shall belong to the Partnership. If, prior to the First Escrow Release, the Property or any part thereof shall be destroyed or materially damaged by fire or other casualty, Owner shall not be under any obligation to repair such destruction or damage and shall be entitled to receive the proceeds of any insurance applicable thereto that may have been maintained by Owner, without adjustment of the Aggregate Exchange Value.
Section 14.2    Condemnation or Taking.
(a)    Prior to Closing. If, prior to the Closing, the Property or any part thereof shall be condemned or taken and, in the Partnership’s reasonable judgment, such condemnation or taking materially interferes with the Partnership’s intended development and/or use of the Property, the Partnership may (a) terminate this Agreement, or (b) complete the transactions contemplated by this Agreement notwithstanding such condemnation. If the Partnership elects to complete the transactions contemplated hereby, the Partnership shall have the right, upon written notice to Owner, to participate in any condemnation proceedings. The Partnership’s consent shall not be required for

Exhibit 10.(w)

any settlement of condemnation proceedings and Owner shall be entitled to receive any and all condemnation proceeds received prior to Closing, and the Aggregate Exchange Value shall be reduced at Closing by the amount of any such condemnation proceeds received by Owner. To the extent condemnation proceeds are received on or after the Closing, the Aggregate Exchange Value shall remain unchanged, the Partnership shall be entitled to receive such condemnation proceeds, and Owner shall, at the Closing and thereafter, execute and deliver to the Partnership all required assignments of claims and other similar items relating to any such outstanding, unpaid condemnation proceeds. If the Partnership elects to terminate this Agreement, then upon written notice to Owner and without further action of the parties, this Agreement shall become null and void and no party shall have any further rights or obligations under this Agreement, except for those that expressly survive termination of this Agreement.
(b)    Following Closing. If, following Closing but prior to the First Escrow Release, the Property or any part thereof shall be condemned or taken, the Partnership shall complete the transactions contemplated by this Agreement notwithstanding such condemnation. In such event, the Partnership shall have the right, upon written notice to Owner, to participate in any condemnation proceedings. The Partnership’s consent shall not be required for any settlement of condemnation proceedings and Owner shall be entitled to receive any and all condemnation proceeds received prior to the First Escrow Release, and the Aggregate Exchange Value shall be reduced at the First Escrow Release by the amount of any such condemnation proceeds received by Owner. To the extent condemnation proceeds are received on or after the First Escrow Release Date, the Aggregate Exchange Value shall remain unchanged, the Partnership shall be entitled to receive such condemnation proceeds, and Owner shall, at the First Escrow Release and thereafter, execute and deliver to the Partnership all required assignments of claims and other similar items relating to any such outstanding, unpaid condemnation proceeds.
ARTICLE 15
BROKERS
Section 15.1    Brokers. Owner, on the one hand, and the Partnership, on the other, hereby represent and warrant each to the other that it has not authorized any broker, agent or finder to act on its behalf in connection with the transaction contemplated by this Agreement. Each party agrees that it shall indemnify, defend and save the other harmless from and against any cost, expense, claim, loss, liability or damages, including reasonable attorneys’ fees and court costs, resulting from a breach of the foregoing representation and warranty.
ARTICLE 16
MISCELLANEOUS
Section 16.1    Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given/received: (a) on the date delivered if delivered personally; (b) on the date sent if sent by electronic mail, with a copy sent by one of the other methods of delivery described in this Section 16.1; (c) the next Business Day after deposit with a recognized overnight courier service when marked for delivery on the next Business Day; or (d) two (2) days after mailing if sent by registered or certified United States mail, properly

Exhibit 10.(w)

addressed and postage pre-paid, and addressed to the party for whom it is intended at the address hereinafter set forth:

If to Owner:	with a copy to:
1592 Rockville Pike LLC c/o B. F. Saul Real Estate Investment Trust 7501 Wisconsin Avenue, Suite 1500E Bethesda, Maryland 20814 Attn: Bettina T. Guevara Email: bettina.guevara@bfsaul.com	Pillsbury Winthrop Shaw Pittman LLP 1200 Seventeenth Street, N.W. Washington, D.C. 20036 Attn: Christian A. Buerger Email: christian.buerger@pillsburylaw.com
If to the Partnership:	with a copy to:
Saul Holdings Limited Partnership 7501 Wisconsin Avenue, Suite 1500E Bethesda, Maryland 20814 Attn: Scott Schneider Email: scott.schneider@saulcenters.com	Polsinelli 1401 Eye Street, N.W., Suite 800 Washington, D.C. 20005 Attn: Kevin L. Vold Email: kvold@polsinelli.com
Either party may designate a change of address by written notice to the other in accordance with the provisions set forth above, which notice shall be given at least ten (10) days before such change of address is to become effective.
Section 16.2    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective personal representatives, heirs, successors and assigns of the parties. Owner shall not have any right to assign its rights or obligations under this Agreement without the prior written consent of the Partnership. The Partnership shall have no right to assign its rights or obligations under this Agreement without the prior written consent of Owner; provided, however, Owner’s consent shall not be required for the Partnership to designate a wholly owned subsidiary of the Partnership to take title to the Property on the terms and subject to the provisions of this Agreement so long as the Partnership provides notice of such designation at least five (5) Business Days prior to the First Escrow Release Date. Any assignment or attempted assignment of this Agreement or the rights and obligations hereunder other than strictly in accordance with the provisions of this Section 16.2 shall be null and void and of no force or effect. If executed by more than one owner entity, all such owners hereunder shall be jointly and severally liable for all obligations of Owner hereunder.
Section 16.3    Survival. The representations and warranties set forth in subsections (a), (e), (j) and (k) of Section 5.1, and in Section 5.2, and in Article 15 of this Agreement, and any indemnification related to any of the foregoing, shall survive the First Escrow Release indefinitely, subject to any applicable statute of limitations. The representations and warranties set forth in Section 7.1 of this Agreement, and any indemnification related to the foregoing, shall survive the Second Escrow Release and the Third Escrow Release indefinitely, subject to any applicable statute of limitations. Owner’s responsibility and liability pursuant to Article 17 shall survive the First Escrow Release for the period specified in such Section. Except as expressly provided in this Agreement, all other representations, warranties, covenants, agreements and indemnities set forth

Exhibit 10.(w)

in or made pursuant to this Agreement, including any indemnification obligations of the parties under Article 13 hereof or otherwise, shall remain operative, and shall survive any termination of this Agreement and the First Escrow Release, the Second Escrow Release and the Third Escrow Release under this Agreement, but (a) with respect to Owner’s representations, warranties covenants, agreements and indemnities, only with respect to claims made in writing not later than two (2) years after the First Escrow Release Date, and (b) with respect to the Partnership’s representations, warranties, covenants, agreements and indemnities, only with respect to claims made in writing not later than two (2) years after the Third Escrow Release Date.
Section 16.4    Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Maryland, excluding conflicts of laws principles.
Section 16.5    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument; provided, however, in no event shall this Agreement be effective unless and until signed by all parties hereto.
Section 16.6    Further Assurances. Owner agrees that it will, at any time and from time to time after the First Escrow Release, upon request of the Partnership, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required for the better assigning, transferring, granting, assuring and confirming to the Partnership, or to its successors and assigns, or for aiding and assisting in collecting and reducing to possession, any or all of the assets or property being conveyed to the Partnership pursuant to this Agreement.
Section 16.7    Recitals; Exhibits. Each and all of the recitals set forth above and the exhibits attached hereto are hereby incorporated into this Agreement by reference.
Section 16.8     Rules of Construction. Section captions used in this Agreement are for convenience only and shall not affect the construction of the Agreement. All references to “Articles” and “Sections,” without reference to a document other than this Agreement are intended to designate articles and sections of this Agreement, and the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section, unless specifically designated otherwise. The use of the term “including” shall mean in all cases “including but not limited to,” unless specifically designated otherwise. No rules of construction against the drafter of this Agreement shall apply in any interpretation or enforcement of this Agreement, any documents or certificates executed pursuant hereto, or any provisions of any of the forgoing.
Section 16.9    Time of Essence. Time is important to all parties in the performance of this Agreement, and the parties have agreed that strict compliance is required as to any date set out in this Agreement.
Section 16.10    Entire Agreement. This Agreement and the exhibits attached hereto and thereto contain the entire agreement between the parties relating to the Property, all prior negotiations between the parties, including, without limitation, any letter of intent, access agreement and confidentiality agreement (including all amendments or modifications thereof), are merged in this Agreement, and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between them other than as herein set forth; however, this Agreement is without prejudice to the parties’ rights and obligations under Section

Exhibit 10.(w)

2(h) of that certain Exclusivity and Right of First Refusal Agreement dated as of August 26, 1993, to which affiliates of Owner and the Partnership are parties. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any of the provisions of this Agreement and other agreements referred to herein shall be valid unless in writing and signed by the party against whom it is sought to be enforced.
ARTICLE 17
CONFIDENTIALITY
Section 17.1    Public Announcements. Except as provided otherwise in this Section 17.1, Owner and the Partnership each hereby agrees that it will not release or cause or permit to be released to the public any press notices, publicity (oral or written) or advertising promotion relating to, or otherwise publicly announce or disclose or cause or permit to be publicly announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Agreement or the transactions contemplated herein, without first obtaining the consent of the other party hereto which shall not be unreasonably withheld. It is understood that the foregoing shall not preclude any party from discussing the substance or any relevant details of the transactions contemplated in this Agreement on a confidential basis with any of its attorneys, accountants, professional consultants, financial advisors, rating agencies, or potential lenders, as the case may be, or prevent it from complying with applicable laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.
[Signature Pages Follow]

Exhibit 10.(w)

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

WITNESS:		OWNER:

1592 ROCKVILLE PIKE LLC, a Delaware limited liability company

		By:	/s/ B. Francis Saul II
By:	/s/ Yzza M. Ramos	Name:	B. Francis Saul II
Name:	Yzza M. Ramos	Title:	Chief Executive Officer

WITNESS:		PARTNERSHIP:

SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership

		By:	Saul Centers, Inc., its general partner

By:	/s/ Yzza M. Ramos		By:	/s/ Scott V. Schneider
Name:	Yzza M. Ramos		Name:	Scott V. Schneider
			Title:	Executive Vice President

Exhibit 10.(w)

EXHIBIT A
LEGAL DESCRIPTION OF OWNED PROPERTY
All that land being situated, lying and being in Montgomery County, Maryland, and more particularly described as follows:
Part A: Lot numbered Twenty-four (24) in Block lettered “A” in a subdivision known as “The Pike” per plat thereof recorded in Plat Book 174 at Plat No. 19548 among the Land Records of Montgomery County, Maryland,
Saving and exception therefrom, however, that portion (0.00788 acre, more or less) as described in the Deed of Exchange recorded in Liber 20543 at folio 274, as amended by Quitclaim Deed recorded in Liber 33786 at folio 495, and more particularly described as:
Part of Lot 24 as shown on Plat of Subdivision “Lot-24, Block A, The Pike”, dated June 22, 1994 and recorded October 28, 1994 in Plat Book 174 as Plat Number 19548 among the Land Records of Montgomery County, Maryland; said part of Lot 24 being also part of Halpine Avenue (Abandoned) as shown in Plat Book 42 as Plat Number 3043, and in Plat Book 84 as Plat Number 8835 and also in abovesaid Plat Book 174 as Plat Number 19548, said portion of Halpine Avenue abandoned by City of Rockville Ordinance 1-92, adopted January 13, 1992 and recorded October 18, 1994 among the aforesaid Land Records in Liber 13002 at folio 007; said part of Lot 24 and Halpine Avenue (Abandoned) being more particularly described, in the meridian of Plat Book 174 – Plat Number 19548, as follows:
Beginning for the same at a point on the centerline of Halpine Avenue (Abandoned), said point of beginning lying on the east end of the abandoned portion of Halpine Avenue and being also one of the southerly Lot corners of Lot 24, Block A as previously referenced, being the southeast end of line lettered “F” (South 33° 31’ 29” East, 18.38 feet) as shown in aforesaid Plat Book 174 as Plat Number 19548; and running thence with the centerline of Halpine Avenue (Abandoned), being line lettered “G” of the aforesaid plat
1) North 88° 13’ 00” West, 38.81 feet to a point; thence departing said centerline and line lettered “G” and running in, through over and across Lot 24 so as to include a portion thereof
2) North 56° 32’ 11” East 25.99 feet to a point on the north line of said Halpine Avenue (Abandoned); thence running with said line
3) South 88° 13’ 00” East, 6.96 feet to the aforesaid east end of Halpine Avenue (Abandoned), being the northwest end of line lettered “F” as referenced above; and thence running with said line lettered “F”
4) South 33° 31’ 29” East, 18.38 feet to the place of beginning, containing a computed area of 343 square feet or 0.00788 of an acre of land, more or less.

Exhibit 10.(w)

Part B: A parcel of land consisting of 0.00476 acre, more or less, and more particularly described as:
Part of Halpine Avenue (Abandoned) as shown in Plat Book 42 as Plat Number 3043, and in Plat Book 84 as Plat Number 8835 and also in Plat Book 174 as Plat Number 19548 among the Land Records of Montgomery County, Maryland; said part of Halpine Avenue being a portion of that which was abandoned by City of Rockville Ordinance 1-92, adopted January 13, 1992 and recorded October 18, 1994 in Liber 13002 at folio 007 among said Land Records; said part of Halpine Avenue (Abandoned) being more particularly described as follows:
Beginning for the same at a point on line lettered “G” of Lot 24 as shown on Plat of Subdivision entitled “Lot 24, Block A, The Pike”, dated June 22, 1994 and recorded October 28, 1994 in Plat Book 174 as Plat Number 19548 among said Land Records, said point of beginning lying also on the centerline of Halpine Avenue (Abandoned) and distant North 88° 13’ 00” West, 38.81 feet from the east end of the abandoned portion thereof, being also the east end of line lettered “G” as referenced above; and thence departing said centerline and line lettered “G” and running in through, over and across said Halpine Avenue (Abandoned) so as to include a portion thereof
1) South 56° 32’ 11” West, 24.23 feet to a point; thence
2) North 33° 27’ 49 “ West, 17.12 feet to a point on the aforementioned centerline and line lettered “G”; and thence running with said line reversed
3) South 88° 13’ 00” East, 29.67 feet to the place of beginning, containing a computed area of 207 square feet or 0.00476, more or less, of an acre of land.
Together with a non-exclusive access easement from and to the Land, on and over adjacent land (part of Lot 4, Block A, The Pike) now or formerly owned by Washington Metropolitan Area Transit Authority, to and from Halpine Avenue, a public road, such easement being shown on Plat No. 19548 and being established in Deed recorded in Liber 5208 at folio 529.
Together with a Private Ingress, Egress and Access Easement from and to the Land, on and over: (i) land (part of Lots 10-12, Block 11, Halpine) now or formerly owned by The Mayor and Council of Rockville; and (ii) land (formerly part of Halpine Avenue, now abandoned) now or formerly owned by Walter Diener and Milton Diener, to and from Halpine Avenue, a public road, as shown on and as established by Plat No. 19548.
Together with a thirty (30) foot wide Private Ingress, Egress and Access Easement (former Mayor and Council of Rockville property) for the benefit of Lots 24 and 25, Block “A” of the subdivision “The Pike” as shown on Subdivision Plat No. 22661.
TOGETHER WITH the ingress/egress access easement created by Ingress/Egress Access Easement Agreement dated June 16, 2011 and recorded June 24, 2011 in Liber 41797 at folio 490.

Exhibit 10.(w)

EXHIBIT A-1
LEGAL DESCRIPTION OF LEASED PROPERTY
All that land being situated, lying and being in Montgomery County, Maryland, and more particularly described as follows:
LOT NUMBERED TWENTY-FIVE (25) IN BLOCK LETTERED “A” IN THE SUBDIVISION KNOWN AS “THE PIKE” AS PER PLAT THEREOF RECORDED AS SUBDIVISION PLAT NO. 22661 AMONG THE LAND RECORDS OF MONTGOMERY COUNTY, MARYLAND.

Exhibit 10.(w)

EXHIBIT 5.1(b)
PERMITTED EXCEPTIONS, CONTRACTS AND LEASES AS OF THE EFFECTIVE DATE

Permitted Exceptions
1. State, County and municipal real estate taxes and assessments, general and special, subsequent to the levy year ending June 30, 2020, a lien not yet due and payable.
2. Water charges, sanitary sewer service charges, stormwater management fees, and solid waste charges arising in connection with the Land subsequent to the original Date of Policy, a lien not yet due and payable.
3. Rights of tenants in possession under unrecorded leases.
4. Thirty foot easement for service drive for ingress and egress created by Owner’s Dedication on the plat recorded in Plat Book 84 at Plat No. 8835 (former Lot 4, Block A, The Pike), and shown and/or noted on the ALTA/NSPS Land Title Survey entitled, “Part of Lot 24 and All of Lot 25, Block A The Pike” by VIKA, dated December 29, 2017, and last revised January 17, 2018, designated as File No. VM1625 and consisting of one (1) sheet (the “Survey”).
5. Thirty foot easement for service drive for ingress and egress shown on the plats recorded in Plat Book 87 at Plat No. 9266 (former Lot 8, Block A, The Pike) and Plat Book 87 at Plat No. 9266 (former Lot 8, Block A, The Pike), and shown and/or noted on the Survey.
6. Minimum Building Restriction Lines, thirty foot wide Easement for Service Drive for Public Ingress and Egress, 10’, 15’ and 20’ Public Utility Easements subject to the terms and conditions of Liber 3834 at folio 457, Thirty foot Public Utility Easement and Private Ingress, Egress and Access Easement shown on the plat recorded in Plat Book 174 at Plat No. 19548 (Lot 24, Block A, The Pike), and shown and/or noted on the Survey.
7. The following matters shown on, or created by, plats recorded as Plat Book 174 at Plat No. 19548 and/or Subdivision Plat No. 22661, and shown on the Survey:
A. Seventy-Five (75) foot Rockville Pike restriction line;

Exhibit 10.(w)

B. Thirty (30) foot wide Private Ingress, Egress and Access Easement;
C. Thirty (30) foot wide Private Ingress, Egress and Access Easement (former Halpine Avenue);
D. Thirty (30) foot wide Easement/Service Drive for Public Ingress, Egress and Access;
E. Fifteen (15) foot wide Public Utility Easement incorporating by reference the terms and provisions set forth in that Declaration recorded in Liber 3834 at folio 457 as the terms and provisions which apply to said Public Utility Easement.
8. Declaration and Agreement dated May 18, 1953 and recorded on May 25, 1953 in Liber 1798 at folio 20.
9. Agreement with the Mayor and Council of Rockville dated March 7, 1955 and recorded on March 16, 1955 in Liber 2034 at folio 161.
10. Snow fence easement granted the State of Maryland to the use of the State Roads Commission by Deed dated July 22, 1957 in Liber 2376 at folio 350, shown on the plat recorded as State Highway Plat Number 12969, and shown on the Survey.
11. Terms, provisions and easements as granted/reserved to the State of Maryland to the use of the State Highway Administration of the Department of Transportation by deed dated June 28, 1957 and recorded on October 11, 1957 in Liber 2392 at folio 432, to the extent shown on State Roads Commission of Maryland Plats No. 12968 and 12969, and denied access area shown on the Survey.
12. Limitation on vehicular access to Rockville Pike and easements granted the State of Maryland to the use of the State Roads Commission by Deed dated August 18, 1958 and recorded in Liber 2534 at folio 90, shown on the plat recorded as State Highway Plat Number 17856, and shown on the Survey.
13. Limitation on vehicular access and snow fence easement granted the State of Maryland to the use of the State Roads Commission by Deed dated July 16, 1957 and recorded in Liber 2385 at folio 537, shown on the plat recorded as State Highway Plat Number 12969, and shown on the Survey.

Exhibit 10.(w)

14. Right of the Grantee to relocate on Grantee’s property the non-exclusive access easement reserved by the Grantor in Deed to Washington Metropolitan Area Transit Authority dated September 18, 1978 and recorded in Liber 5208 at folio 529, and shown on the Survey.
15. Terms, conditions, permanent underground easement and utility easement granted Washington Metropolitan Area Transit Authority by Deed dated September 18, 1978 and recorded in Liber 5208 at folio 536, and shown on the Survey.
16. Terms, conditions and easements contained in Storm Water Management Easement, Stormwater Management Inspection and Maintenance Agreement with the Mayor and Council or Rockville, Maryland dated October 29, 1993 and recorded in Liber 12786 at folio 164, as amended by instrument dated February 23, 1995 and recorded in Liber 13270 at folio 23, and shown on the Survey.
17. Thirty (30) foot wide Public Utility Easement granted to the Potomac Electric Power Company, Potomac Edison Company, Baltimore Gas and Electric Company, Chesapeake and Potomac Telephone Company of Maryland, Washington Gas Light Company, Mayor and Council of Rockville, and Cable TV Montgomery by City Ordinance of Abandonment recorded on October 18, 1994 in Liber 13002 at folio 7 and by Owner's Dedications on Plat Book 174 at Plat No. 19548 and on Subdivision Plat No. 22661 and designated thereon as Public Utility Easement. Said Owner's Dedications incorporates by reference the terms and provisions set forth in that Declaration recorded in Liber 3834 at folio 457 as the terms and provisions which apply to said Public Utility Easement, and shown on the Survey.
18. Terms and conditions which burden the Land contained in Ingress/Egress Access Easement Agreement dated June 16, 2011 and recorded June 24, 2011 in Liber 41797 at folio 490, and shown on the Survey
19. Terms, conditions, and provisions of the ground lease affecting the Leased Property.
20. The following matters being shown on the Survey:
A. The one-story brick and block building bearing street number 1590 Rockville Pike violates the 75 foot building setback line by up to 1.2 feet;
B. The one-story brick and block building bearing street number 1586 Rockville Pike violates the 75 foot building setback line by up to 1.3 feet;

Exhibit 10.(w)

C. Curbing, pavement and parking spaces in the southeast corner project into Outlot “A”, Block B;
D. Possible easement rights in favor of the owners of the overhead wires, underground water, gas, electric and telephone lines, underground electrical equipment, overhead wires, and other utility equipment located outside of recorded easement areas; and
E. The one-story stucco building bearing street numbers #1598B, #1600, #1610, #1614, #1616A Rockville Pike violates the 75 foot building setback line.
21. Terms, provisions, covenants, conditions, restrictions and easements as set forth in the Development Rights and Responsibilities Agreement by and between 1500 Rockville Pike LLC, Rockville Pike Holdings LLC, 1592 Rockville Pike LLC and Avissar-Diener, LLC, (collectively, the Developer), and the Mayor and Council of Rockville, dated October 8, 2019 and recorded on October 9, 2019 in Liber 58279 at folio 121.
Contracts

1.	Professional Services Agreement dated October 11, 2019, by and between 1592 Rockville Pike LLC and Hellmuth, Obata & Kassabaum.

2.	Professional Services Agreement dated August 21, 2019, by and between 1592 Rockville Pike LLC and Mahan Rykiel Associates Inc.

3.	Property Management Agreement dated February 19, 2014, by and between 1592 Rockville Pike LLC and Rappaport Management Company.

4.	Listing Agreement Property for Lease dated February 19, 2014, by and between 1592 Rockville Pike LLC and Jay Clogg Realty Group, Inc., as amended by that First Amendment dated February 20, 2014.

5.	Agreement re cleaning dated January 1, 2019, by and between 1592 Rockville Pike, LLC and Gettier Commercial Inc.

6.	Agreement re landscaping dated February 25, 2019, by and between Rappaport on behalf of 1592 Rockville Pike, LLC, and Level Green Landscaping, LLC.

7.	Agreement re lighting dated January 24 and/or 28, 2019, by and between Rappaport on behalf of 1592 Rockville Pike, LLC, and Commercial Mechanical & Industrial Lighting of Maryland, Inc.

Exhibit 10.(w)

8.	Agreement re plumbing dated January 28, 2019, by and between Rappaport on behalf of 1592 Rockville Pike, LLC, and McDevitt & Sons Plumbing, Inc.

9.	Agreement re snow services dated November 7, 2018, by and between Rappaport on behalf of 1592 Rockville Pike, LLC, and Level Green Landscaping, LLC

10.	Agreement re miscellaneous repairs dated January 30, 2019, by and between Rappaport on behalf of 1592 Rockville Pike, LLC, and Kron Construction & Painting, LLC.

11.	Agreement re exterminating dated January 11, 2011, by and between Rappaport Management Company, on behalf of the Northwestern Mutual Life Insurance Company and JC Ehrlich Company, Inc.

12.	Agreement re roofing dated January 22, 2019, by and between Rappaport on behalf of 1592 Rockville Pike, LLC, and Reliance Roofing and Waterproofing, Inc.

Leases

1.
Lease Agreement dated June 27, 2006, by and between Rockville Pike Properties Limited Partnership LLLP and Jerald B. Hawk, D.D.S., PA. (“Tenant”); as amended by that certain First Lease Amendment and Extension of Lease dated July 1, 2011 between The Northwestern Mutual Life Insurance Company, predecessor-in-interest to 1592 Rockville Pike LLC (“Landlord”) and Tenant, for premises located at 1592C Rockville Pike, Rockville, Maryland.

2.	Lease Agreement dated February 16, 2017, by and between 1592 Rockville Pike LLC and The Salvation Army, for premises located at 1590 Rockville Pike, Rockville, Maryland.

3.	Lease Agreement dated August 19, 2015, by and between 1592 Rockville Pike LLC and Chotoo, LLC t/a Toosso, for premises located at 1596A Rockville Pike, Rockville, Maryland.

4.	Lease Agreement dated April 19, 2018, by and between 1592 Rockville Pike LLC and Crossfit Rebirth LLC t/a Crossfit Rebirth, for premises located at 1610 Rockville Pike, Rockville, Maryland.

5.
Lease Agreement dated May 8, 1998, by and between Rockville Pike Properties Limited Partnership LLLP and S.T. Restaurant, Inc.; as amended by that certain Assignment of Lease, Consent to Assignment, Estoppel Certificate and Amendment of Lease dated October 6, 2000 and that certain Second Lease Amendment and Extension of Lease dated July 23, 2013, both between The Northwestern Mutual Life Insurance Company, predecessor-in-

Exhibit 10.(w)

interest to 1592 Rockville Pike LLC (“Landlord”) and Luby’s Fuddruckers Restaurants, LLC, successor-in-interest to S.T. Restaurant, Inc. and Fuddruckers, Inc. t/a Fuddruckers (“Tenant”); and that certain Third Amendment to Lease dated March 2, 2018, between Landlord and Tenant, for premises located at 1592A Rockville Pike, Rockville, Maryland.

6.
Lease Agreement dated January 11, 2016, by and between 1592 Rockville Pike LLC and Ali Rokhvand and Zahara Golkarfard (husband and wife) t/a Flooring District, for premises located at 1598C Rockville Pike, Rockville, Maryland.

7.
Lease Agreement dated April 27, 2016, by and between 1592 Rockville Pike LLC and Jem Nallen and Paraluman Nallen (husband and wife) t/a Lumi Fit, for premises located at 1592D Rockville Pike, Rockville, Maryland.

8.	Lease Agreement dated April 12, 2017, by and between 1592 Rockville Pike LLC and Persiano Rug, Inc. t/a Persiano Gallery, for premises located at 1598A Rockville Pike, Rockville, Maryland.

9.	Lease Agreement dated April 12, 2017, by and between 1592 Rockville Pike LLC and Persiano Rug, Inc. t/a Persiano Gallery, for premises located at 1598B Rockville Pike, Rockville, Maryland.

10.	Lease Agreement dated February 13, 2019, by and between 1592 Rockville Pike LLC and Persiano Rug, Inc. t/a Persiano Gallery, for premises located at 1600 Rockville Pike, Rockville, Maryland.

11.
Lease Agreement dated May 1, 2008, by and between Rockville Pike Properties Limited Partnership LLLP and Three Brothers Rockville, LLC; as amended by that certain Assignment and Assumption of Lease and Amendment of Lease dated April 5, 2011 between The Northwestern Mutual Life Insurance Company, predecessor-in-interest to 1592 Rockville Pike LLC (“Landlord”) and Pizza CS, LLC (“Tenant”); that certain Second Lease Amendment and Extension of Lease dated June 1, 2013; that certain Third Amendment to Lease dated January 1, 2016; that certain Fourth Amendment to Lease dated July 28, 2016; and that certain Fifth Amendment to Lease dated July 1, 2018, all between Landlord and Tenant, for premises located at 1596B Rockville Pike, Rockville, Maryland.

12.
Lease Agreement dated October 19, 2001, by and between Rockville Pike Properties Limited Partnership LLLP, predecessor-in-interest to 1592 Rockville Pike LLC (“Landlord”) and Leisure Fitness Equipment, LLC t/a Leisure Fitness, successor-in-interest to Leisure Fitness, Inc. (“Tenant”); as amended by that certain First Amendment to Lease dated February 27, 2007; that certain Second Amendment to Lease dated March 27, 2015; and that

Exhibit 10.(w)

certain Third Amendment to Lease dated January 1, 2017, all between Landlord and Tenant, for premises located at 1614 Rockville Pike, Rockville, Maryland.

13.
Lease Agreement dated February 20, 1990, by and between Rockville Pike Properties Limited Partnership LLLP, predecessor-in-interest to 1592 Rockville Pike LLC (“Landlord”) and Duron, Inc.; as amended by that certain First Amendment and Supplement to Lease Agreement dated February 20, 1990 between Landlord and Duron, Inc.; that certain Second Amendment and Supplement to Lease Agreement dated February 20, 1990; that certain Third Lease Amendment Agreement dated April 10, 2015; that certain Fourth Lease Amendment Agreement dated August 4, 2016, all between Landlord and The Sherwin-Williams Company dba Duron Paints & Wallcoverings successor-in-interest to Duron, Inc. (“Tenant”); and that certain Fifth Lease Amendment Agreement dated June 5, 2019 between Landlord and Tenant, for premises located at 1594C Rockville Pike, Rockville, Maryland.

14.	Parking Lease dated September 21, 2019, by and between 1592 Rockville Pike LLC and SAI Rockville Imports, LLC, for 68 parking spaces.

Exhibit 10.(w)

EXHIBIT 5.1(m)
BINDING UNDERTAKINGS
Development Rights and Responsibilities Agreement by and between 1500 Rockville Pike LLC, Rockville Pike Holdings LLC, Owner, Avissar-Diener, LLC, and the Mayor and Council of Rockville.

Exhibit 10.(w)

EXHIBIT 10.1(a)
FORM OF ESCROW AGREEMENT
This Escrow Agreement (this “Agreement”) is made and entered into this 5th day of November, 2019, among 1592 ROCKVILLE PIKE LLC, a Delaware limited liability company (“Owner”), and SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership (the “Partnership”), and COMMONWEALTH LAND TITLE INSURANCE COMPANY (“Escrow Agent”). Reference is made to that certain Contribution Agreement dated as of November 5, 2019 (the “Contract”), between Owner and the Partnership. The defined terms used in this Agreement shall have the meanings set forth in the Contract.
The Partnership and Owner have agreed to select Escrow Agent to serve as escrow agent with respect to the escrow to be made by Owner and the Partnership at Closing pursuant to the Contract. The purpose of this Agreement is to prescribe instructions governing the services of Escrow Agent with respect to such escrow and the contents thereof.
1.    Owner and the Partnership hereby engage Escrow Agent to serve as escrow agent with respect to the escrow to be made by Owner and the Partnership pursuant to the terms of the Contract, a copy of which has been delivered to and received by Escrow Agent. Escrow Agent hereby accepts such engagement.
2.    Escrow Agent shall release the contents of the escrow in accordance with the terms and conditions of the Contract.
3.    In the event that there is a dispute regarding the contents of the escrow, or in the event Escrow Agent shall receive conflicting written demands or instructions with respect thereto, then Escrow Agent shall withhold such disbursement or disposition until notified by both parties that such dispute is resolved or Escrow Agent may file a suit of interpleader at the cost and expense of Owner and the Partnership. Notwithstanding the foregoing to the contrary, if the Second Escrow Release has occurred, Escrow Agent shall release the remaining contents of the escrow on the Third Escrow Release Date notwithstanding any demand or instruction to the contrary, other than the joint instruction of Owner and the Partnership.
4.    Escrow Agent shall not be liable for any damage, liability or loss arising out of or in connection with the services rendered by Escrow Agent pursuant to this Agreement unless the same results from the negligence, gross negligence, or willful misconduct of Escrow Agent.
5.    Copies of all notices given by any party hereunder shall be delivered in person, mailed, postage prepaid, or sent by electronic mail, to all other parties hereto, to the following addresses:

Exhibit 10.(w)

(a) If to the Partnership:	Saul Holdings Limited Partnership 7501 Wisconsin Avenue, Suite 1500E Bethesda, Maryland 20814 Attn: Scott Schneider Email: scott.schneider@saulcenters.com
with a copy to:	Polsinelli 1401 Eye Street, N.W., Suite 800 Washington, D.C. 20005 Attn: Kevin L. Vold Email: kvold@polsinelli.com
(b) If to Owner:	1592 Rockville Pike LLC c/o B. F. Saul Real Estate Investment Trust 7501 Wisconsin Avenue, Suite 1500E Bethesda, MD 20814 Attn: Bettina T. Guevara Email: bettina.guevara@bfsaul.com
with a copy to:	Pillsbury Winthrop Shaw Pittman LLP 1200 Seventeenth Street, N.W. Washington, D.C. 20036 Attn: Christian A. Buerger Email: christian.buerger@pillsburylaw.com
(c) If to Escrow Agent:	Commonwealth Land Title Insurance Company 1620 L Street, N.W., 4th Floor Washington, D.C. 20036 Attn: David P. Nelson Email: davidnelson@fnf.com
6.    The instructions contained herein may not be modified, amended or altered in any way except by a writing (which may be in counterpart copies) signed by Owner, the Partnership and Escrow Agent.
7.    The Partnership and Owner reserve the right, at any time and from time to time, to substitute a new escrow agent in place of Escrow Agent.
8.    This Agreement is intended solely to supplement and implement the provisions of the Contract and is not intended to modify, amend or vary any of the rights or obligations of the Partnership or Owner under the Contract.
9.    This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument; provided, however, in no event shall this Agreement be effective unless and until signed by all parties hereto.
[Signature Pages Follow]

Exhibit 10.(w)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

OWNER:

1592 ROCKVILLE PIKE LLC, a Delaware limited liability company

By:	[SEAL]
Name:
Title:

PARTNERSHIP:

SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership

By:	Saul Centers, Inc., its general partner

By: [SEAL]
Name:
Title:

ESCROW AGENT:

COMMONWEALTH LAND TITLE INSURANCE COMPANY

By:	[SEAL]
Name:
Title:

Exhibit 10.(w)

EXHIBIT 10.1(c)
FORM OF DEED

RETURN TO:

____________________________
____________________________
____________________________
____________________________

Tax Parcel I.D.: _______________
SPECIAL WARRANTY DEED
THIS SPECIAL WARRANTY DEED is made this ___ day of __________, 201__, by and between 1592 ROCKVILLE PIKE LLC, a Delaware limited liability company (“Grantor”), and ____________________, a ____________________ (“Grantee”).
WITNESSETH:
THAT, for and in consideration of the sum of __________ Dollars ($________.00), cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant, bargain, sell and convey, with Special Warranty of Title, unto Grantee, all those certain parcels of land situate in Montgomery County, Maryland (the “Real Estate”), and being more particularly described as follows:
See Exhibit A attached hereto and incorporated herein.
This conveyance is made subject to all recorded covenants, restrictions, conditions, easements, reservations, agreements, and rights-of-way without serving to reimpose same, to the extent, but only to the extent, that the same are valid and subsisting and apply to the Real Estate or any part thereof.
TO HAVE AND TO HOLD the Real Estate, together with all rights, privileges, and advantages thereunto belonging or appertaining to Grantee, its successors and assigns, forever.
Grantor hereby certifies under the penalties of perjury that the actual consideration paid or to be paid for the aforegoing conveyance, including the amount of any mortgage or deed of trust assumed by the Grantee, is in the sum total of __________ Dollars ($________.00).

Exhibit 10.(w)

IN WITNESS WHEREOF, Grantor has caused this Special Warranty Deed to be executed as of the date first above written.

1592 ROCKVILLE PIKE LLC,
a Delaware limited liability company

By:
Name:
Title:
______________________    )
)    ss:
______________________    )

On this the ____ day of __________, 201__, before me, the undersigned officer, personally appeared ________________, who acknowledged himself/herself to be the _______________ of 1592 Rockville Pike LLC, a Delaware limited liability company, and that he/she, being authorized so to do, acknowledged before me that he/she executed the foregoing instrument for the purposes therein contained.
In witness whereof, I hereunto set my hand and official seal.

___________________________________[SEAL]Notary Public
My Commission Expires: ____________

Exhibit 10.(w)

CERTIFICATION
I hereby certify that this instrument was prepared by or under the supervision of an attorney admitted to practice before the Court of Appeals of the State of Maryland.

________________________________
                        [Name]

Exhibit 10.(w)

EXHIBIT A

[to be inserted]

Exhibit 10.(w)

EXHIBIT 10.1(d)
FORM OF FIRPTA CERTIFICATE
Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person or entity. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. For U.S. tax purposes, 1592 Rockville Pike LLC, a Delaware limited liability company, is a disregarded entity.
To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by 1592 Rockville Pike LLC, B. F. Saul Real Estate Investment Trust, a Maryland real estate investment trust (the “Company”), hereby certifies the following on behalf of the Company:
1.    The Company is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);
2.    The Company’s U.S. Employer identification number is 52-6053341; and
3.    The Company’s office address is 7501 Wisconsin Avenue, Suite 1500E, Bethesda, MD 20814.
The undersigned, as ______________ of the Company, understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment or both.
Under penalties of perjury, the undersigned, as _____________ of the Company, declares that the undersigned has examined this certification and that, to the best of the undersigned’s knowledge and belief, it is true, correct and complete, and the undersigned further declares that the undersigned has authority to sign this document on behalf of the Company.

B. F. SAUL REAL ESTATE INVESTMENT TRUST, a Maryland real estate investment trust, the sole owner of 1592 Rockville Pike LLC

By:
Name:
Title:

Exhibit 10.(w)

EXHIBIT 10.1(e)
FORM OF PARTNERSHIP AGREEMENT AMENDMENT
[SEVENTEENTH][EIGHTEENTH] AMENDMENT TO THE
FIRST AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
SAUL HOLDINGS LIMITED PARTNERSHIP
THIS [SEVENTEENTH][EIGHTEENTH] AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL HOLDINGS LIMITED PARTNERSHIP (this “Amendment”), dated as of ___________, 20__, is entered into by the undersigned parties.
W I T N E S S E T H:
WHEREAS, Saul Holdings Limited Partnership (the “Partnership”) was formed as a Maryland limited partnership pursuant to that certain Certificate of Limited Partnership dated June 16, 1993 and filed on June 16, 1993 among the partnership records of the Maryland State Department of Assessments and Taxation, and that certain Agreement of Limited Partnership dated June 16, 1993 (the “Original Agreement”);
WHEREAS, the Original Agreement was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of the Partnership dated August 26, 1993, which was further amended by that certain First Amendment dated August 26, 1993, by that certain Second Amendment dated March 31, 1994, by that certain Third Amendment dated July 21, 1994, by that certain Fourth Amendment dated December 1, 1996, by that certain Fifth Amendment dated July 6, 2000, by that certain Sixth Amendment dated November 5, 2003, by that certain Seventh Amendment dated November 26, 2003 , by that certain Eighth Amendment dated December 31, 2007, by that certain Ninth Amendment dated March 27, 2008, by that Tenth Amendment dated April 4, 2008, by that certain Eleventh Amendment dated September 23, 2011, by that certain Twelfth Amendment dated February 12, 2013, by that certain Thirteenth Amendment dated November 12, 2014, by that certain Fourteenth Amendment dated January 23, 2018, by that certain Fifteenth Amendment dated May 9, 2018, [and] by that certain Sixteenth Amendment dated September 17, 2019[, and by that certain Seventeenth Amendment dated ________] (as amended, the “Agreement”);
WHEREAS, pursuant to a Contribution Agreement, dated November 5, 2019 (the “Contribution Agreement”), among the Partnership and 1592 Rockville Pike LLC, an affiliate of the Partnership (the “Company”), the Company agreed to contribute certain fee and leasehold interests in certain land and the improvements located thereon known as Twinbrook Quarter to the Partnership in exchange (at a time and on the terms and conditions set forth in the Contribution Agreement) for Partnership Units;

WHEREAS, the undersigned parties, constituting all of the Partners of the Partnership,

Exhibit 10.(w)

desire to amend Exhibit A to the Agreement to reflect such additional Capital Contribution and to consent to the issuance of additional Partnership Units in accordance with the terms set forth in the Contribution Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the undersigned parties, intending legally to be bound, hereby agree as follows:

1.	The Exhibit A attached to the Agreement is hereby deleted in its entirety and replaced by the Exhibit A attached hereto.

2.
Notwithstanding anything in the Agreement to the contrary, the Partners hereby consent to the issuance of additional Partnership Units to the Company in accordance with the terms set forth in the Contribution Agreement, which Partnership Units shall carry the Rights set forth in the Agreement. Immediately following the issuance of such Partnership Units to the Company, the Company shall be a Limited Partner for all purposes under the Agreement.

3.	Except as the context may otherwise require, any terms used in this Amendment that are defined in the Agreement shall have the same meaning for purposes of this Amendment as in the Agreement.

4.
Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

5.
This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Amendment immediately upon affixing its signature hereto.

[Signature Page Follows]

Exhibit 10.(w)

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above.

GENERAL PARTNER
SAUL CENTERS, INC.,
a Maryland corporation

By: _______________________________
Name:
Title:

LIMITED PARTNERS

B. F. SAUL REAL ESTATE INVESTMENT                         TRUST, a Maryland unincorporated business trust

By: _______________________________
Name:
Title:

WESTMINSTER INVESTING, LLC,
                        a Maryland limited liability company

By: _______________________________
Name:
Title:

Exhibit 10.(w)

VAN NESS SQUARE CORPORATION, a                                 Maryland corporation

By: _______________________________
Name:
Title:

DEARBORN, LLC,
                             a Delaware limited liability company

By: _______________________________
Name:
Title:

B. F. SAUL PROPERTY COMPANY,
                             a Maryland corporation

By: _______________________________
Name:
Title:

AVENEL EXECUTIVE PARK PHASE II, L.L.C.,                         a Maryland limited liability company

By: _______________________________
Name:
Title:

Exhibit 10.(w)

1592 ROCKVILLE PIKE LLC,
                        a Delaware limited liability company

By: _______________________________
Name:
Title:

Exhibit 10.(w)

Exhibit A

[Insert Updated LP Unit Information]

Exhibit 10.(w)

EXHIBIT 10.1(f)
OWNER’S CERTIFICATE RE: REPRESENTATIONS AND WARRANTIES
THIS OWNER’S CERTIFICATE (this “Certificate”), is made as of ___________ ___, 201__, by 1592 ROCKVILLE PIKE LLC, a Delaware limited liability company (“Owner”), to __________ __________, a              (the “Partnership”), in connection with the contribution of the fee simple interest in certain land identified on Exhibit A attached hereto and a leasehold interest in certain land identified on Exhibit A-1 attached hereto (collectively, the “Property”).
W I T N E S S E T H:
WHEREAS, Owner and the Partnership entered into that certain Contribution Agreement dated as of November 5, 2019 (the “Agreement”), for the contribution of the Property to the Partnership;
WHEREAS, Article 10 of the Agreement requires the delivery of this Certificate.
NOW THEREFORE, Owner does hereby certify to the Partnership that, in accordance with Article 10 of the Agreement, each of the representations and warranties of Owner as and to the extent contained in subsections (a), (e), (j) and (k) of Section 5.1, and in Section 5.2, of the Agreement are true and correct as of the date hereof.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first set forth above.

WITNESS	OWNER:

1592 ROCKVILLE PIKE LLC, a Delaware limited liability company

	By:	[SEAL]
Name:
Title:

Exhibit A – Legal Description of Owned Property
Exhibit A-1 – Legal Description of Leased Property

Exhibit 10.(w)

EXHIBIT 10.1(g)
BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT

THIS BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT (this “Assignment”) is made as of ______________, 201_, by 1592 ROCKVILLE PIKE LLC, a Delaware limited liability company (“Assignor”), in favor of _______________, a _____________ (“Assignee”).

W I T N E S S E T H:

WHEREAS, by Special Warranty Deed of even date herewith, Assignor conveyed to Assignee the property (the “Owned Property”) described on Exhibit A attached hereto and made a part hereof for all purposes;
WHEREAS, by Assignment and Assumption of Ground Lease of even date herewith, Assignor assigned to Assignee a leasehold interest in the property (the “Leased Property” and, together with the Owned Property, the “Real Property”) described on Exhibit A-1 attached hereto and made a part hereof for all purposes; and
WHEREAS, it is the desire of Assignor hereby to assign, transfer and convey to Assignee all of Assignor’s right, title and interest in and to (a)    (i) site plans, surveys and plans and specifications in Assignor’s possession which relate to the Real Property, (ii) pylons and other signs, and (iii) other tangible personal property, in each case (i.e., with respect to clauses (i) through (iii)) to the extent owned by Assignor and located in or on the Real Property (collectively, the “Personal Property”), (b) all permits, licenses, certificates of occupancy, and governmental approvals which relate to the Real Property or Personal Property, to the extent assignable (collectively, the “Permits”), (c) all contracts relating to the Real Property or Personal Property described on Exhibit B attached hereto and made a part hereof for all purposes (collectively, the “Contracts”), to the extent assignable, and (d) all plans, drawings and specifications in Assignor’s possession or control related to the Real Property and Assignor’s interest in any tradename relating to the Real Property (collectively, the “Intangible Property”; and, together with the Personal Property, Permits and Contracts, the “Assigned Property”).
NOW, THEREFORE, in consideration of the receipt of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby grant, quitclaim, release, and convey to Assignee, and Assignee does hereby assume and accept, all of Assignor’s right, title and interest, if any, in and to the Assigned Property.
Except as hereinafter expressly set forth, the Assigned Properties are being transferred on an “as is” basis without any representations or warranties, express, implied, or statutory, of any kind whatsoever by Assignor, including, without limitation, any implied or express warranty of merchantability and any implied or express warranty of fitness for a particular purpose.

Exhibit 10.(w)

Assignor will defend title to the Personal Property unto Assignee, its successors and assigns, against the lawful claims of all persons and entities claiming by, through or under Assignor, other than the Permitted Exceptions (as defined in the purchase and sale agreement in connection with which this instrument is given).
This Assignment and the provisions herein contained will be binding upon and inure to the benefit of the Assignee and the Assignor and their respective successors and assigns.
[Signatures on Next Page]

Exhibit 10.(w)

IN WITNESS WHEREOF, the parties hereto have executed this Assignment under seal as of the day and year first above written.

ASSIGNOR:

1592 ROCKVILLE PIKE LLC, a Delaware limited liability company

By:	[SEAL]
Name:
Title:

ASSIGNEE:

, a

By: [SEAL]
Name:
Title:

Exhibit A – Legal Description of Owned Property
Exhibit A-1 – Legal Description of Leased Property
Exhibit B – List of Contracts

Exhibit 10.(w)

EXHIBIT 10.1(h)
FORM OF ASSIGNMENT OF GROUND LEASE

RETURN TO:

____________________________
____________________________
____________________________
____________________________

Tax Parcel I.D.: _______________
ASSIGNMENT AND ASSUMPTION OF GROUND LEASE
THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE (this “Assignment”) is made this ___ day of __________, 201__ (the “Effective Date”), by and between 1592 ROCKVILLE PIKE LLC, a Delaware limited liability company (“Assignor”), and ____________________, a ____________________ (“Assignee”).

W I T N E S S E T H:

WHEREAS, by Ground Lease Agreement dated as of February 22, 2017, by and between Avissar-Diener, LLC, a Maryland limited liability company (“Ground Lessor”), as ground lessor, and Assignor, as ground lessee, as evidenced by that certain Memorandum of Lease recorded among the land records of Montgomery County, Maryland (the “Land Records”), in Liber 54044 at folio 310 (collectively, the “Ground Lease”), Ground Lessor leased to Assignor certain real property as further described on Exhibit A attached hereto (the “Premises”);
WHEREAS, Assignor desires to assign to Assignee all right, title and interest of Assignor in and to the Ground Lease; and
WHEREAS, Assignor and Assignee desire to formally reflect their understandings and agreements whereby the Ground Lease is to be assigned.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1.Recitals. The foregoing Recitals are hereby incorporated herein by this reference.

2.    Assignment. Assignor does hereby assign, transfer and set over unto Assignee, and Assignee does hereby accept, all right, title and interest of Assignor in and to the Ground Lease, as of the Effective Date.

Exhibit 10.(w)

3.    Assumption. Assignee does hereby assume all obligation of Assignor under the Ground Lease as of the Effective Date.

4.    Indemnification.

a.    Assignee hereby agrees to indemnify and hold harmless Assignor from any and all costs, expenses, liabilities, obligations, damages, claims, suits or judgments, including, without limitation, attorneys’ fees, arising in any manner under, pursuant to or in connection with, the Ground Lease first accruing thereunder from and after the Effective Date.

b.    Assignor hereby agrees to indemnify and hold harmless Assignee from any and all costs, expenses, liabilities, obligations, damages, claims, suits or judgments, including, without limitation, attorneys’ fees, arising in any manner under, pursuant to or in connection with, the Ground Lease first accruing thereunder before the Effective Date.

5.    Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

6.    Counterparts and Delivery. This Assignment may be executed in several counterparts and shall be valid and binding with the same force and effect as if all parties executed the same Assignment.

7.    Governing Law. This Assignment shall be governed by and construed according to the laws of the State of Maryland.

8.    Recordation of Assignment. This Assignment shall be recorded in the Land Records.
[SIGNATURE PAGES FOLLOW ON NEXT PAGE]

Exhibit 10.(w)

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption of Ground Lease to be signed in their names by their duly authorized representatives and delivered as their act and deed intending to be legally bound by its terms and provisions.

ASSIGNOR:

1592 ROCKVILLE PIKE LLC,
a Delaware limited liability company

By:
Name:
Title:
______________________    )
)    ss:
______________________    )

On this the ____ day of __________, 201__, before me, the undersigned officer, personally appeared ________________, who acknowledged himself/herself to be the _______________ of 1592 Rockville Pike LLC, a Delaware limited liability company, and that he/she, being authorized so to do, acknowledged before me that he/she executed the foregoing instrument for the purposes therein contained.
In witness whereof, I hereunto set my hand and official seal.

___________________________________[SEAL]Notary Public
My Commission Expires: ____________

Exhibit 10.(w)

ASSIGNEE:

_____________________,
_____________________

By:
Name:
Title:
______________________    )
)    ss:
______________________    )

On this the ____ day of __________, 201__, before me, the undersigned officer, personally appeared ________________, who acknowledged himself/herself to be the _______________ of ________________, a ________________, and that he/she, being authorized so to do, acknowledged before me that he/she executed the foregoing instrument for the purposes therein contained.
In witness whereof, I hereunto set my hand and official seal.

___________________________________[SEAL]Notary Public
My Commission Expires: ____________

Exhibit 10.(w)

CERTIFICATION
I hereby certify that this instrument was prepared by or under the supervision of an attorney admitted to practice before the Court of Appeals of the State of Maryland.

________________________________
                        [Name]

Exhibit 10.(w)

EXHIBIT A
LEGAL DESCRIPTION OF PREMISES
[see attached]

Exhibit 10.(w)

EXHIBIT 10.1(i)
FORM OF ASSIGNMENT OF SPACE LEASES
ASSIGNMENT OF LANDLORD’S INTEREST IN LEASES
THIS ASSIGNMENT OF LANDLORD’S INTEREST IN LEASES (“Assignment”) is made this ___ day of __________, 201__ (the “Effective Date”), by and between 1592 ROCKVILLE PIKE LLC, a Delaware limited liability company (“Assignor”), and ____________________, a ____________________ (“Assignee”).
W I T N E S S E T H:
WHEREAS, Assignor is the owner of certain real property and improvements situated in Montgomery County, Maryland, and described more particularly on Exhibit A attached hereto (the “Owned Property”); and
WHEREAS, Assignor is the ground lessee of certain real property and improvements situated in Montgomery County, Maryland, and described more particularly on Exhibit A-1 attached hereto (the “Leased Property” and, together with the Owned Property, the “Property”); and
WHEREAS, simultaneously with the execution and delivery hereof Assignor is executing and delivering to Assignee a Special Warranty Deed granting and conveying the Owned Property to Assignee; and
WHEREAS, simultaneously with the execution and delivery hereof Assignor and Assignee are executing and delivering an Assignment and Assumption of Ground Lease assigning Assignor’s leasehold interest in the Leased Property to Assignee; and
WHEREAS, Assignor, or Assignor’s predecessors in title, have heretofore entered into the tenant leases described in Exhibit B attached hereto and by this reference made a part hereof (“Leases”); and
WHEREAS, Assignor desires to assign and transfer to Assignee all of the rights and benefits of Assignor in and to the Leases upon the terms hereinafter set forth.
NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which Assignor acknowledges, the parties agree as follows:
1.    Assignment. Assignor does hereby assign, transfer and set over unto Assignee, and Assignee does hereby accept, all right, title and interest of Assignor in and to the Leases and all security deposits, and interest earned thereon to the extent required by law or a Lease to be credited to a tenant (if any) (the “Security Deposits”) held by Assignor in connection with the Leases, which Security Deposits are also set forth on Exhibit B, as of the Effective Date.

Exhibit 10.(w)

2.    Assumption. Assignee does hereby assume all obligations of Assignor under the Leases as of the Effective Date, including, without limitation, those relating to the return of the Security Deposits.

3.    Indemnification.

a.    Assignee hereby agrees to indemnify and hold harmless Assignor from any and all costs, expenses, liabilities, obligations, damages, claims, suits or judgments, including, without limitation, attorneys’ fees, arising in any manner under, pursuant to or in connection with, the Leases first accruing thereunder from and after the Effective Date.

b.    Assignor hereby agrees to indemnify and hold harmless Assignee from any and all costs, expenses, liabilities, obligations, damages, claims, suits or judgments, including, without limitation, attorneys’ fees, arising in any manner under, pursuant to or in connection with, the Leases first accruing thereunder before the Effective Date.

4.    This Agreement shall bind and inure to the benefit of the successors and assigns of Assignor and Assignee. Assignee hereby acknowledges receipt of the original executed Leases, and the Security Deposits.

5.    This Assignment shall be governed by and construed in accordance with the laws of the State of Maryland.

Exhibit 10.(w)

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

ASSIGNOR:

1592 ROCKVILLE PIKE LLC, a Delaware limited liability company

By:	[SEAL]
Name:
Title:

ASSIGNEE:

, a

By: [SEAL]
Name:
Title:

Exhibits

Exhibit A: Owned Property
Exhibit A-1: Leased Property
Exhibit B: List of Leases and Security Deposits

Exhibit 10.(w)

EXHIBIT 10.2
THE PARTNERSHIP’S CERTIFICATE RE: REPRESENTATIONS AND WARRANTIES
THIS PARTNERSHIP’S CERTIFICATE (this “Certificate”), is made as of ___________ ___, 201__, by __________ __________, a              (the “Partnership”), to 1592 ROCKVILLE PIKE LLC, a Delaware limited liability company (“Owner”), in connection with the Owner’s contribution of the fee simple interest in certain land identified on Exhibit A attached hereto and a leasehold interest in certain land identified on Exhibit A-1 attached hereto (collectively, the “Property”) (collectively, the “Property”).
W I T N E S S E T H:
WHEREAS, Owner and the Partnership entered into that certain Contribution Agreement dated as of November 5, 2019 (the “Agreement”), for the contribution of the Property to the Partnership;
WHEREAS, Article 10 of the Agreement requires the delivery of this Certificate.
NOW THEREFORE, the Partnership does hereby certify to the Owner that, in accordance with Article 10 of the Agreement, each of the representations and warranties of the Partnership as and to the extent contained in Section 7.1 of the Agreement are true and correct as of the date hereof.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first set forth above.

WITNESS	PARTNERSHIP:

SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership

	By:	Saul Centers, Inc., its general partner

By: [SEAL]
Name:
Title:

Exhibit A – Legal Description of Owned Property
Exhibit A-1 – Legal Description of Leased Property